INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment no. )


Filed by the Registrant  /X/
Filed by a party other than the Registrant /  /

Check the appropriate box:
/  /  Preliminary Proxy Statement
/  /  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/  /  Definitive Additional Materials
/  /  Soliciting Material Under Rule 14a-12


                        DIGITAL BROADBAND NETWORKS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transactions applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:
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

                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia


                                 April 15, 2002


Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of Digital Broadband Networks, Inc., which will be held on June 5, 2002 at 9:30 a.m. at the offices of Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey. In addition to the matters to be acted upon at the meeting, which are described in detail in the attached Notice of Special Meeting of Shareholders and Proxy Statement, we will update you on the Company. I hope that you will be able to attend.

     Whether or not you plan to be at the meeting, please complete, date, sign and return the proxy card or voting instruction form enclosed with this Proxy Statement promptly so that your shares are represented at the meeting and voted in accordance with your wishes. Your vote, whether given by proxy or in person at the meeting, will be held in confidence by the Inspector of Election for the meeting.


                                         Sincerely,


                                         /s/ Patrick Soon-Hock Lim
                                         ------------------------

                                         Patrick Soon-Hock Lim
                                         President and Chief Executive Officer

                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 5, 2002



To Our Shareholders:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Digital Broadband Networks, Inc., a Colorado corporation (the "Company"), will be held at 9:30 a.m. on June 5, 2002 at the offices of Registrar & Transfer Company, 10 Commerce Drive, Cranford, New Jersey, for the following purposes:

     1. To adopt and approve a Plan and Agreement of Merger (the "Merger Agreement") between Digital Broadband Networks, Inc., a Colorado corporation (the "Company" or "DBNI Colorado") and Digital Broadband Networks, Inc., a Delaware corporation ("DBNI Delaware"), a wholly-owned subsidiary of the Company so as to effect the reincorporation of the Company under the laws of the State of Delaware. The transaction, if completed, will be effected pursuant to the Plan and Agreement of Merger dated April 4, 2002 by which (a) the Company will change the state of incorporation (the "Reincorporation") from Colorado to Delaware by merging with and into DBNI Delaware and (b) in connection with the Reincorporation, the shareholders of the Company will receive one share of common stock of DBNI Delaware for every one share of the Company's common stock held; and

     2. To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

     The Board of Directors of the Company has set the close of business April 16, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. Only holders of record of the Company's common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Special Meeting. The Company's stock transfer books will not be closed following the Record Date.

     Shareholders who do not vote in favor of the Merger Agreement have certain rights to dissent and to obtain payment of the fair value of their shares if the merger is completed and if they comply with all of the procedures of the Colorado Business Corporation Act (the "CBCA"), which are summarized in the accompanying proxy statement. Fair value is defined by the CBCA, the terms of which govern all rights of dissent. A copy of Article 113 of the CBCA, which provides for certain dissenters' rights, is attached as Annex A to the accompanying proxy statement. The Merger Agreement and the transactions contemplated thereunder, including the Reincorporation, are described in the accompanying proxy statement, which you are urged to read carefully. A copy of the Merger Agreement is attached as Annex B to the accompanying proxy statement. Pursuant to the terms of the Merger Agreement, the transactions contemplated thereunder, including the Reincorporation, remain subject to the discretion of the Board of Directors, including the likely termination of the Merger Agreement if holders of more than 5% of the outstanding Digital Broadband Networks Inc. Common Stock have exercised dissenters' rights under the CBCA.

     You are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting in person, please complete, sign, date and mail the enclosed proxy card promptly so that your shares may be represented and voted at the Special Meeting. You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you choose, you may vote in person at the Special Meeting even though you previously submitted your proxy.


                       BY ORDER OF THE BOARD OF DIRECTORS


                            /s/ Valerie Hoi-Fah Looi
                            ---------------------------

                            Valerie Hoi-Fah Looi, Secretary

                            April 15, 2002

                        DIGITAL BROADBAND NETWORKS, INC.
                           Suite 11.02, Menara Merais
                               No. 1, Jalan 19/3,
                              46300 Petaling Jaya,
                               Selangor, Malaysia

                                 PROXY STATEMENT

THIS PROXY STATEMENT CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF
SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ANY STATEMENTS CONTAINED HEREIN THAT ARE NOT STATEMENTS OF HISTORICAL FACT MAY BE DEEMED TO BE FORWARD-LOOKING STATEMENTS. WITHOUT LIMITING THE FOREGOING, THE WORDS "BELIEVES," "MAY", "SHOULD", "ANTICIPATES," "ESTIMATES", "EXPECTS," "FUTURE", "INTENDS", "HOPES", "PLANS" AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE AND ACHIEVEMENTS OF DIGITAL BROADBAND NETWORKS, INC. TO DIFFER MATERIALLY FROM THOSE INDICATED BY THE FORWARD-LOOKING STATEMENTS.


                               GENERAL INFORMATION

     This proxy statement and the accompanying proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the
"Board") of Digital Broadband Networks, Inc., a Colorado corporation (the "Company" or "DBNI Colorado"), to be used at the special meeting of shareholders of the Company (the "Special Meeting") to be held on June 5, 2002 at 9:30 a.m. at the offices of Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Special Meeting of Shareholders. The mailing address of the principal executive offices of the Company is Suite 11.02, Menara Merais, No. 1, Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia. The Company anticipates mailing this proxy statement and the accompanying proxy on or about April 15, 2002 to all shareholders entitled to vote at the Special Meeting.

                         PURPOSE OF THE SPECIAL MEETING

     At the Special Meeting, shareholders of the Company will consider and vote upon a Plan and Agreement of Merger (the "Merger Agreement") dated April 4, 2002 between the Company and its wholly owned subsidiary, Digital Broadband Networks, Inc., a Delaware corporation ("DBNI Delaware"), pursuant to which the Company will change the state of incorporation (the "Reincorporation") from Colorado to Delaware by merging with and into DBNI Delaware, with DBNI Delaware being the surviving corporation. In connection with the Reincorporation, the shareholders of the DBNI Colorado will receive one share of common stock of DBNI Delaware, par value $.00001 per share (the "DBNI Delaware Common Stock"), for each share of the Company's common stock, par value $.00001 per share, (the "DBNI Colorado Common Stock") held. The shareholders may further transact such other business that may properly come before the Special Meeting. The Board does not, however, presently know of any other matter that is to come before the Special Meeting. If any other matters are properly presented for consideration, however, the persons authorized by the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment.

                  QUORUM AND VOTING RIGHTS; PROXY SOLICITATION

     The presence in person or by proxy of the holders of a majority of the shares then issued and outstanding and entitled to vote at the Special Meeting is necessary to constitute a quorum for the conduct of business at the Special Meeting. The affirmative vote of the holders of two-thirds of all votes entitled to be cast will be required to approve the Merger Agreement pursuant to which the Company will effect the Reincorporation in Proposal 1. In instances where nominee recordholders, such as brokers, are prohibited from exercising discretionary authority for beneficial owners of shares of DBNI Colorado Common Stock who have not returned a proxy ("Broker Non-Votes"), those shares of DBNI Colorado Common Stock will not be included in the vote totals and, therefore, will have no effect on the vote. Because Proposal 1 must receive the affirmative vote of holders of two-thirds of the outstanding shares of DBNI Colorado Common Stock for approval, abstentions and Broker Non-Votes will have the same effect as a negative vote. Abstentions and Broker Non-Votes, however, will be counted for purposes of determining whether the quorum requirement has been met.

     The record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting is the close of business on April 16, 2002 (the "Record Date"). As of the Record Date, there were issued and outstanding 98,800,899 shares of the Company's Common Stock, each of which entitles the holder to one vote on all matters that come before the Special Meeting. Each holder of record of the Company's Common Stock will be entitled to one vote for each share held in each matter to be voted upon at the Special Meeting.

     All shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated in such proxies. If no such instructions are indicated, such shares will be voted (i) "FOR" the Merger Agreement pursuant to which the Company is to effect the Reincorporation, (ii) in the discretion of the proxy holders on any other matter that may properly come before the Special Meeting. Any holder of Common Stock has the unconditional right to revoke his or her proxy at any time prior to the voting thereof at the Special Meeting by (i) filing with the Company's Secretary written revocation of his or her proxy, (ii) giving a duly executed proxy bearing a later date, or (iii) voting in person at the Special Meeting. Attendance by a shareholder at the Special Meeting will not in and of itself revoke his or her proxy. There is no limit to the number of times that a shareholder may revoke his or her proxy prior to the Special Meeting. Only the latest dated, properly signed proxy card will be counted.

     This proxy solicitation is made by and on behalf of the Board. Solicitation of proxies for use at the Special Meeting may be made by mail, telephone or in person, by directors, officers and regular employees of the Company. Such persons will receive no additional compensation for any solicitation activities. The Company will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and the Company will, upon the request of such record holders, reimburse reasonable forwarding expenses. The costs of preparing, printing, assembling and mailing the Proxy Statement, proxy card or voting instruction form and all materials used in the solicitation of proxies from shareholders of the Company, and all clerical and other expenses of such solicitation, will be borne by the Company.

     Registrar and Transfer Company of Cranford, New Jersey, the transfer agent and registrar for the Company, will serve as Inspector of Election (the "Inspector") to determine the number of shares of Common Stock represented and voted at the Special Meeting. All proxies and ballots delivered to Registrar and Transfer Company will be kept confidential.

                               SUMMARY TERM SHEET

                 Regarding Merger Agreement and Reincorporation

-- Merger Agreement (page 11-12). Pursuant to the Merger Agreement between the Company and DBNI Delaware, the Company will be merged with and into DBNI Delaware, which is a wholly-owned subsidiary of the Company.

-- Reincorporation (page 12). The Company was organized and exists under the laws of the State of Colorado and DBNI Delaware was organized and exists under the laws of the State of Delaware. As a result of the merger of the Company with and into DBNI Delaware, the Company will effect a reincorporation, thereby changing its state of incorporation from Colorado to Delaware. Other than changing the law of the state under which the Company was incorporated, the merger is not expected to alter in any material respect the business operations or shareholder equity of the Company.

-- Reasons for Reincorporation (page 13). The governance of a corporation is subject to the law of the state under which that corporation was organized. By reincorporating under Delaware law, the corporate governance of the Company will be subject to the law of the state of Delaware. The Board believes that Delaware law is better suited to the legal and business needs of the Company. Delaware law is widely regarded as the most extensive and well-defined body of corporate law in the United States. The Board anticipates that Delaware law will continue to be interpreted and construed in significant court decisions, thus lending predictability to the Company's corporate legal affairs.

-- Effect of Reincorporation (page 12). Upon the effectiveness of the Reincorporation, the Company will be named Digital Broadband Networks, Inc. The Reincorporation will not change its business, location of the principal executive offices, assets, liabilities, net worth or shareholder equity. The Company's current directors and officers at the time of the merger will become the directors and officers of Digital Broadband Networks, Inc.

-- Shareholder Rights (page 13-20). After the Reincorporation, the rights of the shareholders will be governed by Delaware law, and by the DBNI Delaware Certificate of Incorporation and Bylaws.

-- Tax Effects of the Reincorporation (page 21). The Reincorporation will not be a taxable event for shareholders.

-- Merger Consideration (page 21). Every shareholder of the Company will receive one share of DBNI Delaware Common Stock for every one share of DBNI Colorado Common Stock that they hold.

-- Board Recommendation (page 24). The Board unanimously recommends that you vote FOR the Merger Agreement pursuant to which the Company will effect the Reincorporation and exchange of shares.

-- Dissenters' Rights (page 22-24). Shareholders who do not vote "FOR" the merger and who follow the procedures set forth in the applicable provisions of the Colorado Business Corporations Act, discussed later in this proxy statement, may receive the fair value of their shares in cash.

-- Conditions to Merger/Board Discretion. Under the terms of the Merger Agreement, the Reincorporation and subsequent Exchange of Shares, are subject to the discretion of the Board and approval of the shareholders of both constituent corporations. The Merger has been formally approved by DBNI Delaware. It is anticipated that the Board will terminate the Agreement if more than 5 percent of the Company's shareholders have exercised dissenters' rights under the CBCA.

-- Additional Actions by Shareholders (page 5). Just indicate on your proxy card how you want to vote, sign it and mail it in the enclosed postage-prepaid return envelope as soon as possible, so that your shares may be represented at the Special Meeting. You will be voting on the Merger Agreement in addition to providing or withholding discretionary authority to vote your shares on any other matters that may be considered at the Special Meeting. If you sign and send in your proxy card and do not indicate how you want to vote, the Company will count your proxy card as a vote in favor of the proposals submitted at the Special Meeting. You may attend the Special Meeting and vote your shares in person, rather than signing and mailing your proxy card.

-- Change in Vote After Submitting Proxy Card (page 5). Any person who gives a proxy in connection with this solicitation, may revoke the proxy at any time before it is voted. The proxy may be revoked by written revocation, a later dated proxy or by appearing at the Special Meeting and voting in person.

-- Stock Certificates (page 21). The Company will send instructions to shareholders of record on how to exchange their DBNI Colorado Common Stock certificates for certificates of DBNI Delaware Common Stock after completion of the merger.

-- Completion of Merger (page 20). The Company hopes to complete the merger promptly after the shareholder's meeting, if the Company obtains the required shareholder approval and the other conditions to the merger are met.

WHO CAN HELP ANSWER YOUR QUESTIONS

If you have more questions about the merger you should contact:

Digital Broadband Networks, Inc.
Suite 11.02, Menara Merais
No. 1 Jalan 19/3,
46300 Petaling Jaya,
Selangor, Malaysia
Attention: Valerie Looi, Secretary
Phone Number: 011 (603) 7956-5082
Fax Number: 011 (603) 7957-8310

                               Business Conducted

     Digital Broadband Networks, Inc. (the "Company" or "DBNI Colorado"), is a Colorado corporation, originally incorporated on September 19, 1985 as Knight Natural Gas, Inc. The Company, which changed its name in 2001 to Digital Broadband Networks, Inc., is a facilities-based and network service provider of wireless broadband applications and services in Malaysia. The Company hopes to position itself as a total broadband solution provider from content production to network operation, provision of value-added service/applications and supply of its Eystar SmartHome Console. The EyStar SmartHome Console bridges external data networks such as the Internet to internal home networks like Ethernet, telephone line, power line and the 802.11b wireless LAN, thus eliminating the need for any additional wiring in the home. The Console will enable more value-added services to be offered to subscribers. These services include home healthcare in conjunction with hospitals and health advisors; interconnection and control of appliances produced by different manufacturers; and security applications that allow subscribers to check on their homes remotely. This Console is designed to operate on both the narrow and broadband fixed line/wireless networks.

     In 2001, the Company was primarily involved in the design, development and production of interactive multimedia websites and content. Presently, the Company is in the process of building a wireless broadband network, "VISIONET", in Malaysia and the Company plans to seek to acquire additional broadband licenses and spectrum rights in other markets in Asia. The Company plans to offer a broad array of multimedia content developed by the Company and third parties for subscribers in Malaysia and beyond. Such multimedia content will be hosted at the Company's portal, www.visionet.com.my.

     In connection with the build out of VISIONET, the Company formalized a long-term strategic business relationship with Siemens Malaysia. Under the Agreement, Siemens will extend preferred payment terms to the Company for equipment used in the build out of VISIONET and extend its best efforts to assist the Company to obtain applications and multimedia content from its global partners that will contribute to the revenue of VISIONET. Siemens will also be responsible for overall network design, the supply of equipment, systems integration, build out services and maintenance of a best of breed end-to-end solution for the deployment of VISIONET. The Company has committed an initial purchase of hardware valued at $250,000 from Siemens for the limited commercial roll out of VISIONET. Following the countrywide deployment of VISIONET in Malaysia, the Company hopes to work with Siemens to tap opportunities in the operation of broadband networks in the Asian regional markets.

     To complement its business in operating a broadband network, the Company also entered into a business relationship with Computer Associates
International, Inc. ("CA"), in July 2001, to tap the mobile eBusiness opportunities in Malaysia and the Asian regional market. Under the relationship, CA will be appointed as a technology provider for the IT infrastructure and data management of VISIONET. In addition to providing the eBusiness management software, CA will be extending its industry-leading infrastructure, information and process management solutions to VISIONET to ensure that the Company's customers can realize the full potential business value of mobile applications and services. As a demonstration of its confidence in the Company, a company associated with CA will also acquire a significant minority stake in the Company's Malaysian subsidiary, subject to the approval of relevant regulatory authorities. The Company's subsidiary, Perwimas Telecommunications Sdn Bhd ("PTSB"), will also act as a facilitator and partner in Malaysian and Asian projects jointly identified with CA.

     In September 2001, the Company announced its strategic collaboration with Aptilo Networks, Sweden, to deploy local mobile networks ("LMN") in Malaysia and the Asian regional market. The integration of LMNs with VISIONET will enable VISIONET's subscribers to receive live video streams from their handheld devices and laptops, and to access the Internet and their corporate intranets at near T1 speeds remotely from public locations in the "travel ribbon" such as hotels, airports, restaurants, conference centers, shopping malls and coffeehouses. The first LMN cell was deployed during the fourth quarter of 2001 to connect a number of access points to Bluetooth and wireless LAN 802.11b standard devices. The mobile network features Aptilo's latest billing solution that will enable the Company to offer value-added applications and services to users without the need for any prior registration as a subscriber. Any user can now pay for instant network access to surf the Internet or purchase value-added applications on the spot by using their credit card. This flexible method of payment from Aptilo will not only attract more users to VISIONET, but will also reduce the Company's capital expenditure and recurring monthly operating costs. The integrated network will enable the Company to expand its broadband network from fixed wireless into the mobile broadband market. The Company has committed to an initial purchase of software and hardware from Aptilo valued at $50,000. The Company hopes that this will broaden VISIONET's subscriber base and generate additional revenue stream that should contribute positively to the Company's cash flow. The successful implementation of the integrated network will pave the way for the collaboration with Aptilo to be extended to countries beyond Malaysia.

     In January 2002, the Company signed a Sales and Distribution Agreement with Cirronet Incorporated, GA to bundle Cirronet's wireless subscriber modem with the Company's Eystar SmartHome/Office Console for distribution worldwide. The agreement is for an initial period of 5 years and will thereafter be automatically renewed for one-year term on each anniversary. Under the terms of the agreement, the Company has committed to purchase approximately $19 million of equipment over the next five years. These equipment purchases are subject to inspection and acceptance by the Company depending upon certain performance standards being satisfactorily met. As of March 27, 2002, the Company has received approximately $5,000 in equipment from Cirronet. However, the Company has not yet accepted the equipment due to performance problems that have been discovered. The Company is currently working with Cirronet to correct the problem. If such problems are corrected, the Company estimates that total purchases to be made in 2002 will be approximately $3.8 million. Concurrent with the Sales and Distribution Agreement, the Company has also entered into a 5-year Technical Support and Supply of Spares Agreement with Cirronet to insure uninterrupted supply of Cirronet's product.

     The Company has appointed marketing agents to promote VISIONET broadband services to real estate developers and owners of multi-tenanted commercial and residential properties in the central region of Malaysia where the country's capital, Kuala Lumpur, is located.

     There can be no assurance that the Company will achieve its business objectives and management anticipates that the Company will continue to incur net losses in the near term. Shareholders are directed to the Company's Annual Report submitted on Form 10-KSB, incorporated in this Proxy Statement by reference, including its notes and attachments, for a discussion of the Company's results of operations and significant risk factors. A copy of the Annual Report will be provided at the Company's cost to shareholders of record upon request.

     Digital Broadband Networks, Inc., a Delaware Corporation ("DBNI Delaware") is a Delaware Corporation that is a wholly owned subsidiary of the company. DBNI Delaware was formed for the purpose of permitting the reincorporation of the Company in Delaware by merger of the company with and into a subsidiary organized under Delaware law. Accordingly, DBNI Delaware is not yet operational.

                            FORWARD LOOKING STATEMENT

This Proxy Statement and other reports filed by the Company from time to time with the Securities and Exchange Commission, as well as the Company's press releases, contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Forward-looking statements can be identified by the use of forward-looking terminology such as "believes", "may", "should", "anticipates", "estimates", "expects", "future", "intends", "hopes" or "plans" or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results of the Company to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Such factors include, among others, the following: continuing net losses in the near term; revocation of the Company's license, ability to successfully implement its business plans, market acceptance of fixed wireless broadband services, ability to obtain services provided by other communications companies, failure to obtain roof access, the ability of the Company to raise capital on a timely basis, the Company's business is subject to existing and future government regulations, failure to retain qualified personnel, competitive pressures and potentially adverse tax and cash flow consequences resulting from operating in multiple countries with different laws and regulations, ability to maintain profitability in the future, the ability of the Company to deploy VISIONET, and general economic and business conditions in Malaysia. The Company directs shareholders to its Annual Report filed on Form 10-KSB, incorporated herein by reference, for a more complete statement of its operations and significant risk factors. The Company will provide copies of its Annual Report to shareholders at its own cost upon request. The Company does not undertake to update, revise or correct any of the forward-looking information.

                               DISSENTERS' RIGHTS

     The Company was organized and exists under the Colorado Business Corporations Act ("CBCA") Under the CBCA, a shareholder who does not vote in favor of the approval of the Merger Agreement and who properly exercises his or her dissenters' rights will be entitled to receive the fair value of his or her shares if the proposed merger is consummated. In order to receive the fair value for their shares, dissenting shareholders must:

--   not vote in favor of the merger;

-- deliver to the Company prior to a vote on the Merger Agreement a written notice of their intent to exercise their dissenter's rights and demand fair value for their shares; and

-- strictly follow the other requirements of Article 113 of the Colorado Business Corporation Act, a copy of which is attached hereto as Annex A.

     If you wish to submit a notice of intent to demand payment of the fair value of your shares, you must deliver the written notice to Digital Broadband Networks, Inc., Suite 11.02 Menara Merais, No. 1 Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia, Attention: Secretary, prior to a vote on the Merger Agreement at the Special Meeting. Failure to follow each of the requirements of
Article 113 of the Colorado Business Corporation Act may result in a loss of your dissenters' rights. For more information on dissenters' rights, see "Proposal 1 - Merger Agreement Effecting Reincorporation - Dissenters' Rights." Pursuant to the terms of the Merger Agreement, the Reincorporation, and the Exchange of Shares, are subject to the continuing discretion of the Board of Directors to terminate the Merger Agreement. It is anticipated that the Merger Agreement will be terminated if more than 5% of the dissenters' rights are exercised under the CBCA.

                         SECURITY OWNERSHIP AND CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following sets forth the number of shares of the Company's common stock beneficially owned by (i) each person who, as of April 4, 2002, was known by the Company to own beneficially more than five percent (5%) of its common stock;
(ii) each of the Directors and Executive Officers of the Company and (iii) the Directors and Executive Officers of the Company as a group. As of April 4, 2002, there were 98,800,899 common shares issued and outstanding.

NAME AND ADDRESS                    NUMBER OF SHARES OF        PERCENT OF
OF BENEFICIAL OWNER(1)              BENEFICIAL OWNER (2)          CLASS
--------------------------------------------------------------------------

Patrick Soon-Hock Lim                   50,995,000 (3)           51.65

Wan Abdul Razak bin Muda                   400,000 (4)               *

Valerie Hoi-Fah Looi                     4,820,000                4.88

Chee-Hong Leong                             45,000                   *
                                     -------------             -------
All Officers and Directors as
  a Group (4 persons)                   56,260,000               56.53
                                     =============             =======

* Less than 1%.

(1) The address for each beneficial owner is c/o Digital Broadband Networks, Inc., Suite 11.02, Menara Merais, No. 1 Jalan 19/3, 46300 Petaling Jaya, Selangor, Malaysia.

(2) The inclusion herein of any shares of common stock as beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole investment and voting power with respect to the shares listed.

(3) Includes (a) 8,000,000 shares directly owned by Mr. Lim's wife, (b) 8,000,000 shares directly owned by Mr. Lim's son and (c) 25,245,000 shares owned by LSH Asset Holdings Sdn Bhd, a corporation controlled by Mr. Lim and his wife.

(4)  Of such shares (i) 60,000 are  beneficially  owned by Mr. Muda's spouse and
     (ii) 60,000 are held by each of Mr. Muda's three daughters.

             PROPOSAL 1--MERGER AGREEMENT EFFECTING REINCORPORATION

SUMMARY

     The Board has unanimously approved, and recommends that the shareholders approve, the Merger Agreement pursuant to which (a) the Company will change the state of incorporation from Colorado to Delaware by merging with and into Digital Broadband Networks, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company; and (b) in connection with the Reincorporation, the shareholders of the Company will receive one share of common stock of DBNI Delaware for every one share of the Company's Common Stock held.

     If the Merger Agreement is approved by shareholders, the Company would merge with and into DBNI Delaware. As a result, the new entity would be subject to the corporation laws of the State of Delaware which differ from the corporation laws of the State of Colorado. In addition, the Certificate of Incorporation of the new entity contains certain provisions that are different than the Company's Articles of Incorporation. The effect of the Reincorporation and the differences in the corporation laws and the Certificate and Articles of Incorporation are discussed in more detail below.

     As noted above, the Merger Agreement provides that the Board of Directors in their discretion may terminate the merger before it is consummated and that it is anticipated that the board will terminate the merger if holders of more than 5% of the outstanding Common Stock have exercised dissenters' rights under the CBCA.

REINCORPORATION

     Effect of Reincorporation

     At the effective time of the Reincorporation, (a) the legal existence of the Company as a separate corporation will cease; (b) DBNI Delaware, as the surviving corporation, will succeed to the assets and assume the liabilities of the Company; and (c) each one outstanding share of existing Common Stock will automatically be converted into one share of common stock, $.00001 par value, of DBNI Delaware (the "New DBNI Common Stock"). The New DBNI Common Stock will be listed on the over-the-counter ("OTC") "Bulletin Board" market under the present symbol "DBBN" and it is not expected or intended that the merger and reincorporation will have any effect on the market for those shares that may be publicly traded. The merger by which the reincorporation is to be accomplished is not intended to constitute an event that would require the registration of shares not already registered or exempt from the requirement of registration. Accordingly, the Board of Directors expects and intends that those shareholders holding shares that may be publicly traded will upon the exchange of their shares receive shares that may also be publicly traded. Likewise, the owners of restricted stock that has not been registered or is not subject to an exemption that permits such shares to be publicly traded will not, upon the exchange of the shares, be able to sell or offer for sale such shares to the public unless such restricted shares are registered or subject to a subsequent exemption.

     The Reincorporation will not involve a change in the business, management, location, policies, properties, assets, liabilities, shareholder equity or net worth of the Company. Any outstanding stock options, and any employee benefit, stock option or stock purchase plans of the Company will be assumed and continued by DBNI Delaware and any outstanding option issued pursuant to any such plans will automatically be converted into an option to purchase shares of the New DBNI Common Stock.

     If the Reincorporation is approved and consummated, the Company's shareholders will become stockholders of DBNI Delaware and will be governed by the Certificate of Incorporation of DBNI Delaware (the "DBNI Delaware Certificate of Incorporation"). The Reincorporation will result in certain changes in the rights of the Company's shareholders consistent with the application of the corporations law of Delaware rather than of Colorado. The DBNI Delaware Certificate of Incorporation contains provisions that are different from the Company's present Articles of Incorporation. The Board believes that the differences will affect certain procedures of corporate governance, but are not expected or intended to alter the capital structure of the Company from its present form or to effect a fundamental change in the rights of the Company's existing shareholders.

     Shareholders will have dissenters' rights of appraisal with respect to the Reincorporation Proposal. See "-- Differences Between the Corporation Laws of Colorado and Delaware--Appraisal Rights." The discussion contained herein is qualified in its entirety by, and is to be read together with the Merger Agreement, the Company's Articles of Incorporation and Bylaws, and the DBNI Certificate of Incorporation and Bylaws, copies of which are attached hereto as Annexes B to F, respectively.

     Principle Reasons for the Reincorporation

     The Board believes that the best interest of the Company and its shareholders will be served by changing its place of incorporation from Colorado to Delaware. The Board believes that the General Corporation Law of the State of Delaware (the "DGCL") will be better suited to the present and future legal and business needs of the Company.

     The State of Delaware has long been considered the leader in adopting, construing and implementing comprehensive, flexible corporation laws that are conducive to the operational needs and independence of corporations domiciled in that state. The General Corporation Law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated the ability and willingness to act quickly and effectively to meet the changing needs of the business environment.

     The Delaware judiciary has acquired considerable expertise in dealing with complex corporate and business law issues. It is anticipated that the Delaware General Corporation Law (the "DGCL") will continue to be interpreted and construed in significant court decisions, thus lending predictability to the Company's corporate legal affairs.

     The Board believes that the proposed Reincorporation would result in advantages to both management and the Corporation's shareholders. Paramount among those is the sophistication of Delaware corporate law and the predictability that this sophistication lends to the Company's corporate legal affairs.

     Despite the unanimous belief of the Board that the Reincorporation is in the best interest of the Company and its shareholders, shareholders should be aware that the DGCL has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. Shareholders should note that the statutory appraisal rights of shareholders of a Delaware corporation are more limited than those under the CBCA. See "Differences Between the Corporation Laws of Colorado and Delaware--Dissenters' Rights."

     Differences between the Corporation Laws of Colorado and Delaware

     As described above, the Board believes that the DGCL is a flexible and well-defined corporation law that differs in certain respects from the CBCA.
Certain material differences between the Delaware and the CBCA, as such differences may affect the rights of shareholders, are set forth below.

     Although the Board believes that the following summary is a fair one, it must be understood that it is a summary only and does not purport to be complete and is qualified in its entirety by reference to the provisions of the DGCL and the CBCA.

     REMOVAL OF DIRECTORS.

     Colorado. Under the CBCA, a member of the Board may be removed by the shareholders with or without cause if the vote in favor of removal exceeds the vote opposed. If a corporation has cumulative voting, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the removal. The Company's Bylaws provide that the shareholders may remove any or all directors with or without cause.

     Delaware. Under the DGCL, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except: (i) unless the certificate of incorporation provides otherwise, in the case of a classified board, the stockholders may only effect such removal for cause; or (ii) in the case of a corporation having cumulative voting, if less than the entire board is to be removed, no director may be removed without cause if the votes cast against such director's removal would be sufficient to elect such director if then cumulatively voted at an election of the entire Board, or if there are classes of directors, at an election of the class of directors of which such director is a part. The Articles of Incorporation of DBNI Delaware provide for a Classified Board.

     VACANCIES ON THE BOARD.

     Colorado. Under the CBCA, vacancies on the Board, including vacancies resulting from an increase in the number of members of the Board, may be filled by the shareholders, the Board or, if the remaining directors are less than a quorum, by the affirmative vote of a majority of all directors remaining. If the vacant office is elected by a voting class, the directors remaining of that class or the holders of shares of that class may fill the vacancy. Under the Company's Bylaws, a majority of the remaining Board members may fill a vacancy.

     Delaware. Under the DGCL, vacancies on a board of directors, including vacancies resulting from an increase in the number of members of a board of directors, may be filled by a majority vote of the directors then in office, although less than a quorum, or by a sole remaining director (if only one director). If there are no directors in office, then any officer or stockholder may call a special meeting of stockholders or may apply to the Court of Chancery for a decree summarily ordering an election of directors. If, at the time of filling any vacancy or any newly created directorship, the directors then in office will constitute less than a majority of the whole board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

     LIMITATION OF LIABILITY.

     Colorado and Delaware. Colorado and Delaware have similar laws respecting limitation of liability by a corporation of its directors, employees and other agents. Under both the CBCA and the DGCL, corporations may limit the liability of directors, except in connection with the following instances: (a) breaches of the director's duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith, or involving intentional misconduct or knowing violation of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provision does not limit the liability of a director for violation of, or otherwise relieve the Company or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     The Company's Articles of Incorporation eliminate the liability of directors to the corporation to the fullest extent permissible under the CBCA. Similarly, the DBNI Delaware Certificate of Incorporation also eliminates the liability of directors to the fullest extent permissible under the DGCL, as such law currently exists or as it may be amended in the future.

     INDEMNIFICATION.

     Colorado. Under the CBCA, a corporation may indemnify a director, officer, other employee or agent who is made party to a proceeding because the person was or is a director if the person acted in good faith and reasonably believed and acted in the best interest of the corporation (or not opposed to the best interest of the corporation when not acting in his or her official capacity). In the case of a criminal proceeding, a person may be indemnified if he or she had no reasonable cause to believe that his or her conduct was unlawful. Unless limited by the corporation's articles of incorporation, a Colorado corporation must indemnify the reasonable expenses of a person who is wholly successful in the defense of a proceeding to which the person was a party because he or she was a director, officer, other employee or agent. A corporation may advance expenses to a director, officer, other employee or agent in a proceeding if the person seeking indemnification furnishes the corporation with a written statement of his or her good faith belief that he or she acted in good faith, agrees to repay expenses if it is determine he or she did not meet the standard of conduct and if it is determined that the facts known would not preclude indemnification. A director, officer, other employee or agent may also apply to a court for indemnification. The CBCA prohibits indemnification in connection with a derivative action if the person was adjudged liable to the corporation or in connection with a proceeding charging the director derived an improper personal benefit in which the person was adjudged liable on the basis that he or she derived an improper personal benefit.

     A determination that the director, officer, other employee or agent has met the required standard of conduct, and that indemnification therefore is proper, must be made (i) by a majority vote of disinterested directors and only the disinterested directors may be counted for the quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the shareholders. A corporation may also purchase insurance on behalf of a director, officer, other employee or agent.

     Delaware. Under the DGCL, a corporation has the power to, and in some cases must, indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or proceeding, including a derivative action, by reason of the fact that the person is, was or functions as a director, officer, employee or agent of the corporation. Such indemnification, against reasonable expenses, attorneys' fees, judgments, fines and amounts paid in settlements, is permitted only if the person to be indemnified acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation or, in the case of a criminal proceeding, if he or she had no reasonable cause to believe that his or her conduct was unlawful.

     A determination that the officer, director, employee or agent has met the required standard of conduct, and that indemnification therefore is proper, must be made (i) by a majority vote of disinterested directors, even though less than a quorum, (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. In the case of a derivative action, the DGCL bars indemnification when the representative has been adjudged liable unless and to the extent the Court of Chancery or other court determines that indemnity is proper.

     Under the DGCL, a corporation may advance expenses incurred by a director, officer, employee or agent in defending an action or proceeding in the event the director, officer, employee or agent has provided to the corporation an undertaking to repay the advanced expenses if it is later determined that he or she was not entitled to indemnification. The DGCL also provides that a corporation must indemnify a director, officer, employee or agent from expenses incurred in defense of any action or proceeding described above when the director, officer, employee or agent has been successful on the merits or otherwise.

     The statutory indemnification rights are not exclusive and can be expanded by the corporation's bylaws, by agreement or by vote of the shareholders or disinterested directors. The Court of Chancery is vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification. The Court of Chancery may summarily determine a corporation's obligation to advance expenses. Finally, a corporation may purchase insurance on behalf of any officer, director, employee or agent. The DBNI Delaware Articles of Incorporation provide for mandatory indemnification of current and former directors and officers to the fullest extent permitted by Delaware law, including the advancement of expenses in defending such a claim as may be permitted by the DGCL.

     INSPECTION OF BOOKS AND RECORDS.

     Colorado. Under the CBCA, a shareholder has the right to examine and copy the books and records of a Colorado corporation during regular business hours at the corporation's principal office if the shareholder gives the corporation five business days written demand. The demand must state the purpose of the inspection. An agent or attorney of the shareholder may also inspect the records. If the corporation refuses to allow an inspection, a Colorado court may order an inspection. A shareholder may also inspect a shareholder list in connection with a shareholder meeting.

     Delaware. Under the DGCL, a stockholder has the right to examine, during normal business hours, the share register, the books and records of account of the corporation, the records of proceedings of the incorporators, shareholders and directors, and to make copies and extracts therefrom, if the stockholder makes a written demand under oath to inspect. The stockholder's written demand must state a purpose for the inspection that is reasonably related to the stockholder's status as a stockholder. If the inspection is to be made by an attorney or agent of the stockholder, the demand must be accompanied by a verified power of attorney authorizing the attorney or agent to act on behalf of the stockholder. If the corporation or an officer or agent of the corporation has refused to permit the inspection or does not reply to the demand within five business days after the demand was made, the stockholder may apply to the Court of Chancery to enforce the right of inspection, and the Court of Chancery will determine if the inspection is being made for a proper purpose. When the stockholder seeks to inspect the corporation's stock ledger or list of stockholders and such stockholder has complied with the above requirements for demand, the burden of proof will be upon the corporation to establish that the inspection such stockholder seeks is for an improper purpose. Any director has the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the director's position as a director.

     DIVIDENDS AND DISTRIBUTIONS.

     Colorado. Under the CBCA, directors may, subject to any restrictions in the corporation's articles of incorporation, declare and pay dividends so long as, after giving effect to the distribution (1) the corporation may pay its debts as they become due and (2) the total assets of the corporation would not be less than the sum of the total liabilities plus the amount needed to satisfy preferential rights of shareholders with superior rights upon a dissolution of the corporation.

     Delaware. Under the DGCL, directors may, subject to any restrictions in the corporation's certificate of incorporation, declare and pay dividends either (1) out of its surplus or (2) in the case there is no surplus, out of its net profits for the current fiscal year and/or the preceding fiscal year. The directors of a Delaware corporation may not declare dividends out of net profits, however, if the capital of the corporation is less than the aggregate amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

     FIDUCIARY DUTY OF THE BOARD OF DIRECTORS.

     Colorado. The CBCA provides that all corporate powers will be exercised by the board of directors unless otherwise set forth in the articles of incorporation. The CBCA provides that directors must discharge duties in good faith, with the care of an ordinary prudent person and in a manner he or she believes to be in the best interests of the corporation. A director may rely on information, opinions, reports or statements prepared or presented by officers or employees of the corporation, legal counsel, accountants or a committee of the board of directors.

     Delaware. The DGCL provides that a corporation's board of directors has the ultimate responsibility for the business and affairs of the corporation. While the DGCL does not explicitly set forth a standard of conduct for a board of directors, Delaware case law provides much guidance on the subject. These duties include the duties of care and loyalty. The DGCL protects directors who rely in good faith on the records of the corporation and upon such information, opinions, reports or statements presented to the corporation by any of the corporation's officers, employees or committees of the corporation's board of directors, or by any other person as to matters the directors reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care on behalf of the corporation.

     INTERESTED DIRECTOR TRANSACTIONS.

     Colorado and Delaware. The CBCA and the DGCL both provide that certain contracts or transactions in which one or more of a corporation's directors has an interest are not necessarily void or voidable simply because of the interest or because the director is present at or participates in the meeting of the board or committee which authorizes the contract or transaction. Both the CBCA and the DGCL provide that such interested director transactions are not void or voidable if certain conditions are met. Under the CBCA and the DGCL, (a) either the stockholders or the Board or Board committee must approve any such contract or transaction after full disclosure of the material facts, and, in the case of board approval, approval must be by the affirmative votes of a majority of the disinterested directors (even though less than a quorum), or (b) the contract or transaction must have been fair as to the corporation at the time it was approved.

     MERGER OR CONSOLIDATION.

     Colorado. Under the CBCA, no vote of the shareholders of a surviving corporation is required to approve a merger or consolidation if the plan does not amend the articles of incorporation, each shareholder of the surviving corporation will hold the same number of shares with identical rights after the merger, the number of voting shares outstanding after the merger plus the number of shares issuable as a result of the merger will not exceed by 20% the total number of shares before the merger and the number of participating shares (i.e. shares that entitle their holders to participate without limitation in distributions) outstanding after the merger plus the number of participating shares issuable as a result of the merger will not exceed by 20% the total number of participating shares before the merger. No vote of the shareholders of a subsidiary is required to approve a merger or consolidation of a 90% or greater parent and the subsidiary and a vote of the parent in this circumstance is not required if the conditions described in the first sentence are met. Because the Company was incorporated in Colorado prior to the adoption of the new CBCA, transitional rules under the CBCA provide that fundamental corporate transactions, such as mergers, consolidations, sales of all or substantially all of the corporation's assets and dissolutions, require the approval of a majority of the Board and approval of the holders of two-thirds of the outstanding shares of the Company's Common Stock.

     Delaware. Under the DGCL, no vote of the stockholders of a corporation is required to approve a merger or consolidation if the plan does not amend in any respect its certificate of incorporation, each share of its capital stock is to continue as is or be converted into an identical share of the surviving corporation  and  either  no  shares  of  the  common  stock  of  the  surviving corporation and no shares convertible into common stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the merger. No vote of the stockholders of a corporation is required to approve a merger or consolidation if (i) the other corporation is the direct or indirect wholly-owned subsidiary of the corporation, (ii) each share exchanged in the merger is converted into a share of capital stock of a holding company which has the same designations, preferences and rights as the constituent corporation being converted in the merger, (iii) the holding company and the constituent corporations are incorporated in Delaware, (iv) the bylaws and certificate of incorporation of the holding company following the merger are identical to those of the constituent corporation, (v) the constituent corporation becomes or remains a wholly-owned subsidiary of the holding company, (vi) the directors of the constituent corporation become or remain the directors of the holding company upon the effective date of the merger and (vii) the certificate of incorporation of the surviving corporation following the merger is identical to the certificate of incorporation of the constituent corporation immediately prior to the merger. Under the DGCL, fundamental corporate transactions, such as mergers, consolidations, sales of all or substantially all of the corporation's assets and dissolutions, require the approval of a majority of the board of directors and approval of the holders of a majority of the outstanding shares of the corporation's stock.

     SHAREHOLDER DERIVATIVE SUITS.

     Colorado and Delaware. In general, under the DGCL and the CBCA, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in which such stockholder complains or that such stockholder's stock thereafter devolved upon such stockholder by operation of law.

     DISSENTERS' RIGHTS.

     Colorado. Shareholders of Colorado corporations are entitled to exercise certain dissenters' rights in the event of a merger, share exchange, sale, lease, exchange or any other disposition of all or substantially all of the property and assets of a corporation. Shareholders are also permitted to dissent if dissenters' rights for a corporate action are provided for in the corporation's bylaws or a directors resolution. Shareholders of a Colorado corporation may dissent in the case of a reverse stock split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fraction or scrip is to be acquired for cash or the scrip will be voided. Under the CBCA, dissenting shareholders are entitled to object to the proposed corporate action and obtain the payment of the fair value of the shares of the corporation owned by the shareholder. The Colorado statute specifies a procedure whereby the shareholder must perfect his or her dissenters' rights.

     Delaware. Stockholders of a Delaware corporation will have appraisal rights in connection with certain mergers and consolidations. A Delaware corporation may, but is not required to, provide in its Certificate of Incorporation that dissenters' rights shall be available to shareholders in the event of an amendment to the certificate of incorporation, the sale of all or substantially all of the assets of the corporation or the occurrence of any merger or consolidation in which the Delaware corporation is a constituent company. The DBNI Delaware Certification of Incorporation does not grant appraisal rights in addition to those granted by Delaware law.

     BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS.

     Colorado.   The  CBCA  does  not  contain  a  section  limiting  interested shareholder business combinations.

     Delaware. The DGCL contains a prohibition in Section 203, subject to certain exceptions, on business combinations by a Delaware corporation with interested stockholders for a period of three years following the date that such holder became an interested stockholder. Interested stockholders are generally defined under the statute as stockholders owning 15% or more of the outstanding voting stock of the corporation. This general prohibition was designed to discourage hostile take-over attempts of Delaware corporations by third parties. Under the Delaware statute, this prohibition is inapplicable to corporations which do not have a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on an inter-dealer quotation system of a registered national securities association or (3) held of record by more than 2,000 shareholders. Following the Reincorporation, DBNI Delaware stock will not be held of record by more than 2,000 shareholders and the stock will not be listed on a national securities exchange or Nasdaq. Accordingly, this prohibition will not be applicable to DBNI Delaware following the reincorporation. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board intends that the Company be governed by Section 203. The Colorado Business Corporation Act contains no corresponding prohibition on business combinations with interested shareholders.

     QUORUM.

     Colorado. Pursuant to the CBCA and DBNI Colorado Bylaws, a majority of the shares entitled to vote, present in person or represented by proxy shall constitute a quorum at any meeting of shareholders.

     Delaware. Similarly, pursuant to the DGCL and the DBNI Delaware Certificate of Incorporation, a majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum at any meeting.

     CUMULATIVE VOTING RIGHTS.

     Colorado. A Colorado corporation may have cumulative voting for directors unless expressly prohibited by the articles of incorporation. The Company has expressly prohibited cumulative voting in its Articles of Incorporation.

     Delaware.   Cumulative  voting  must  be  expressly  provided  for  in  the certificate of incorporation of a Delaware corporation. The DBNI Delaware Certificate of Incorporation does not provide for cumulative voting.

     SPECIAL MEETINGS.

     Colorado. A special meeting of the shareholders of a Colorado corporation may be called by the holders of shares entitled to vote not less than 10% of the votes to be voted at the meeting.

     Delaware. Stockholders of Delaware corporations do not have a right to call a special meeting unless it is conferred in the corporation's certificate of incorporation or bylaws. The DBNI Delaware Bylaws permit the holders of at least ten percent of the shares of DBNI Delaware that would be entitled to vote at such a meeting to call a special meeting.

     SHAREHOLDERS ACTING BY WRITTEN CONSENT.

     Colorado. Unless otherwise provided in a corporation's articles of incorporation, any action that may be taken at any annual or special meeting of shareholders of a Colorado corporation may be taken without a meeting and without prior notice if a written consent, setting forth the action to be taken, is signed by all of the corporation's shareholders. The Company's Bylaws permit the shareholders to act by written consent.

     Delaware. A Delaware corporation's stockholders may act by written consent signed by holders of the stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote were present and voted. The DBNI Delaware Bylaws will authorize action by written consent as permitted by the DGCL.

     AMENDMENTS TO BYLAWS.

     Colorado. The CBCA provides that the board of directors may amend the bylaws of a corporation unless the articles reserve the right to shareholders or a particular bylaw prohibits the Board from doing so. The shareholders may also amend the bylaws even though the bylaws may also be amended by the board of directors. The Company's Bylaws permit the Board to amend or repeal the Bylaws by majority vote.

     Delaware. In general, the DGCL allows the stockholders to adopt, amend or repeal the bylaws by a vote of a majority of the stockholders. Under the DGCL, a majority of a board of directors may make changes to the corporation's bylaws if the certificate of incorporation confers on the board the power to do so. Such a right of a corporation's board of directors does not divest or limit the stockholders' power to amend, repeal or adopt the bylaws. The DBNI Delaware Certificate of Incorporation permits a majority of the directors to amend the bylaws.

     OTHER. The foregoing is an attempt to summarize the more important differences in the corporation laws of the two states and does not purport to be a complete listing of differences in the rights and remedies of holders of shares of Colorado, as opposed to Delaware, corporations. Such differences can be determined in full by reference to the CBCA and the DGCL. In addition, both CBCA and the DGCL provide that some of the statutory provisions as they affect various rights of holders of shares may be modified by provisions in the articles or certificate of incorporation or bylaws of a corporation.

     Conditions to the Effectiveness of Reincorporation

     The consummation of the Reincorporation is conditioned upon (a) receipt of all consents of lenders, lessors and other persons deemed necessary by the officers of the Company to permit the Reincorporation, including the Reincorporation Agreement; (b) approval of the Merger Agreement by the holders of two-thirds of all the votes entitled to be cast by the shareholders of the Company; and (c) holders of not more than 5% of the outstanding DBNI Colorado Common Stock having exercised dissenters' rights under the CBCA. The Board retains the discretion to terminate the Merger Agreement if for any reason it believes the merger is not in the best interests of the Company. Likewise, the Board reserves the right to waive the requirement that not more than 5 percent of the Common Stock having exercised dissenters rights.

     Federal Income Tax Consequences

     The Reincorporation of the Company in Delaware is intended to be tax-free under the Internal Revenue Code of 1986, as amended (the "Code"). The Company is advised by its tax advisors that no gain or loss will be recognized as a result of the Reincorporation by the Company's shareholders who consent to the conversion of their shares in the Company for shares in DBNI Delaware. Likewise, no gain or loss will be recognized by the Company or DBNI Delaware as a result of the Reincorporation. Each shareholder of the Company will have the same basis in the DBNI Delaware stock received pursuant to the Reincorporation as such shareholder has in the Company's shares held at the time of the Reincorporation, and the holding period with respect to such DBNI Delaware stock will include the period during which such shareholder held the corresponding Company shares, provided the latter were held as capital assets at the time of the Reincorporation.

     EXCHANGE OF SHARES

     On or after the effective date of the merger, the Company will mail to each stockholder of record a letter of transmittal. Stockholders will be able to receive a certificate representing shares of DBNI Delaware Common Stock and, if applicable, cash in lieu of a fractional share of DBNI Delaware Common Stock only by transmitting to Registrar and Transfer Company (the "Exchange Agent") such stockholder's stock certificate(s) for shares of the Company's Common Stock outstanding prior to the Merger, together with the properly executed and completed letter of transmittal, and such evidence of ownership of such shares as the Company may require. Stockholders will not receive certificates for DBNI Delaware Common Stock unless and until the certificates representing their shares of the Common Stock outstanding prior to the merger are surrendered. Stockholders should not forward their certificates to the Exchange Agent until the letter of transmittal is received and should surrender their certificates only with such letter of transmittal.

     If any stock certificate has been lost, stolen or destroyed, the Company may require the owner of such lost, stolen or destroyed certificate to provide an appropriate affidavit and to deliver a bond as indemnity against any claim that may be made against the Exchange Agent or the Company with respect to such certificate.

     STOCKHOLDERS SHOULD NOT SURRENDER THEIR STOCK CERTIFICATES FOR EXCHANGE UNTIL THEY RECEIVE A LETTER OF TRANSMITTAL FROM THE EXCHANGE AGENT.

REGULATORY APPROVAL

     No approvals are required of any governmental agency for the Merger and Reincorporation.

AMENDMENT OR TERMINATION

     Pursuant to the terms of the Merger Agreement, the merger, including the Reincorporation, is conditioned upon holders of not more than 5% of the outstanding Common Stock having exercised dissenters' rights under the CBCA, which condition may be waived by the Company in its sole discretion.

     The Board reserves the right to terminate the Reincorporation and to amend the Merger Agreement to the extent permitted by law, at any time, whether before or after approval by the shareholders at the Special Meeting. The Board does not currently anticipate that it will terminate the Reincorporation, or amend the Merger Agreement. However, in the event that there should be any significant change in the status of the Company, the applicable provisions of the DGCL or other events materially affecting the Company's operations, the Board may determine to terminate the Reincorporation or amend the Merger Agreement.

DISSENTERS' RIGHTS

     Under the CBCA, each shareholder has the right to dissent from the consummation of the transactions contemplated under the Merger Agreement and receive payment of the fair value of their shares of DBNI Colorado Common Stock. Shareholders wishing to exercise their dissenters' rights must carefully comply with the applicable procedures set forth in Article 113 of the CBCA which are summarized below. Shareholders who fail to follow the specific requirements of
Article 113 will lose the right to payment of the fair value of their shares and will instead receive the consideration offered under the Merger Agreement. Annex A to this proxy statement contains a complete copy of Article 113. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the merger, excluding any appreciation or depreciation in anticipation of the merger except to the extent that exclusion would be inequitable. The Board strongly encourages you to read the attached Annex A for a complete understanding of your rights.

THE FOLLOWING PARAGRAPHS SUMMARIZE THE PROCEDURES FOR DISSENTING SHAREHOLDERS PRESCRIBED BY ARTICLE 113 AND THE FULL TEXT OF ARTICLE 113 IS INCLUDED AS ANNEX A TO THIS PROXY STATEMENT. THE BOARD ENCOURAGES YOU TO READ THIS STATUTE AND/OR CONTACT YOUR LEGAL COUNSEL FOR A MORE COMPLETE UNDERSTANDING OF YOUR RIGHTS AND DUTIES.

     The CBCA provides that each record or beneficial shareholder is entitled to dissent from a merger and demand payment of the fair value of their shares of common stock. A shareholder wishing to exercise dissenters' rights must:

-- prior to a shareholder vote on the merger, deliver to the Company written notice of his or her intent to demand payment for shares when and if the shareholders approve the merger; and

--   either abstain from voting on or vote against the merger.

     A shareholder who votes in favor of the merger may not exercise dissenters' rights. A beneficial shareholder as defined by Section 7-113-101(1) of the CBCA must cause the record shareholder to notify the Company of his or her intent to dissent and demand payment. A beneficial shareholder should contact his or her record shareholder who owns the beneficial shareholder's shares for instructions on how to dissent.

     Within ten days after the effective time, the Company must deliver a written dissenter's notice to all shareholders who properly deliver written notice of their intent to demand payment and who also either abstain from voting on or vote against the merger. In the dissenter's notice, the Company must:

--   state that the merger was authorized;

--   state the effective date of the merger;

-- include the addresses where the Company will receive payment demands and the stock certificates;

--   supply a form which the dissenting shareholder may use to demand payment;

-- set the date by which the Company must receive the payment demand and the stock certificates, which cannot be less than 30 days after the delivery of the dissenter's notice; and

--   include a copy of Article 113 of the CBCA.

     Furthermore, the dissenter's notice may require that all beneficial shareholders of the dissenting shares, if any, certify that they and the record shareholders of such shares have asserted or will timely assert their dissenters' rights.

     After receiving the dissenter's notice a shareholder must demand payment in writing and deposit any stock certificates according to the instructions in the dissenter's notice. Any shareholders who fail to demand payment in writing or properly deposit stock certificates will not be entitled to the fair value of their shares. A shareholder's demand for payment and the deposit of any stock certificates are irrevocable except as provided in Section 7-113-204(3) of the CBCA. Once a shareholder demands payment, and, in the case of certificated shares, deposits the certificates with the Company, he or she may not transfer his or her shares. Alternatively, upon receipt of a demand for payment from a shareholder holding uncertificated shares, in lieu of the deposit of certificates representing the shares, the Company may restrict the transfer of those shares. However, if the effective time of the merger does not occur within 60 days after the date the Company sets as the date by which a shareholder must demand payment, the Company must return the deposited shares and send a new dissenter's notice to the shareholders.

     Upon the later of the effective date of the merger, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who properly demands payment and deposits his or her stock certificates the amount the Company estimates to be the fair value of such shares, plus accrued interest. The payment must be accompanied by:

-- a balance sheet for our most recent fiscal year or, if that is not available, for the fiscal year ending not more than sixteen months before the date of payment, statement of operations for that year, a statement of cash flows for that year, a statement of changes in shareholders' equity and comprehensive loss for that year, and the latest available interim financial statements;

--   a statement of our estimate of the fair value of the shares;

--   an explanation of how the interest was calculated;

-- a statement of the dissenting shareholder's right to demand payment if he or she rejects the Company's estimate of the fair value of the shares; and

--   a copy of Article 113 of the CBCA.

     A dissenting shareholder may reject the Company's valuation of the fair value of the shares if:

-- the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the Company has incorrectly calculated the interest due;

-- the Company fails to make payment within 60 days after the date set for demanding payment; or

-- the Company does not return the deposited stock certificates within the time specified by Section 7-113-207 of the CBCA.

     In order to reject the Company's estimation of fair value, the shareholder must notify the Company of his or her rejection in writing within 30 days after the Company makes or offers to pay each dissenting shareholder. This notification must include either the shareholder's own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of their estimate, less any payment already made by the Company, or a demand for payment of the fair value of the shares and interest due. In the event a demand for payment remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

RECOMMENDATION AND VOTE

     In accordance with The CBCA and the Company's Articles of Incorporation, the affirmative vote of two-thirds of all the votes entitled to be cast is needed to approve the Merger Agreement pursuant to which the Company will effect the Reincorporation.


     THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE MERGER AGREEMENT PROVIDING FOR THE REINCORPORATION OF THE COMPANY FROM COLORADO TO DELAWARE.


                DIRECTORS, EXECUTIVE OFFICERS AND CONTROL PERSONS

     The Directors and Executive Officers of the Company, and their respective ages and positions held in the Company, as of April 4, 2002 are as follows:-


     NAME                 AGE     POSITION HELD
     ------              ----   -------------------
Wan Abdul Razak bin Muda  65   Chairman and Director

Patrick Soon-Hock Lim     52   President, Chief Executive Officer and Director

Valerie Hoi-Fah Looi      43   Secretary and Director

Chee-Hong, Leong          36   Chief Financial Officer/Treasurer

--------------

(1) The directors of the Company will serve in such capacity until the next annual meeting of the Company's shareholders or until their successors have been elected and qualified. The officers serve at the discretion of the Company's Directors. There are no family relationships among the Company's officers and directors, nor are there any arrangements or understandings between any of the directors or officers of the Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

     MR. WAN ABDUL RAZAK BIN MUDA, 65, has served as the Chairman of the Board of the Company since April 1999. In addition, Mr. Muda has been the Chairman of the Board of AEI and PTSB since February 1993. Since 1992, he has been the Chairman and Director of Tiong Nam Transport Holdings Bhd, a Malaysian public land cargo transportation and warehousing company. Prior to joining Tiong Nam Transport Holding Bhd, Mr. Muda had served in the Malaysian Police Force for 34 years. He joined the Malaysian Police Force as a police cadet after completing senior high school. As part of his training, he attended numerous courses conducted by the Royal Malaysian Police Training College and rose from the rank and file to his last position as the Chief Police Officer of the state of Terengganu, Malaysia.

     MR. PATRICK SOON-HOCK LIM, 52, has served as President and Chief Executive Officer of the Company, positions he has held since April 1999. Mr. Lim has been the Managing Director at AEI since 1988 and has been involved in the multimedia industry for the past 11 years. Mr. Lim earned his Masters of Science from Reading University, United Kingdom in 1974.

     MS. VALERIE HOI-FAH LOOI, 43, has served as the Corporate Secretary of the Company since April 1999 and, in such position, she is responsible for corporate affairs and human resources of Digital Broadband Networks, Inc and AEI. Ms. Looi has also served as the Senior Vice President, Corporate Affairs at AEI, a position she has held since joining AEI in 1990. She has over 10 years of experience in corporate affairs. Ms. Looi received her Diploma in Management from the Malaysian Institute of Management, Malaysia.

     MR. CHEE-HONG LEONG, 36, has served as the Chief Financial Officer and Treasurer of the Company since February 2000. He is a Fellow of Association of Chartered Certified Accountants, United Kingdom. Mr. Leong is responsible for the financial and administrative functions of the Company. Mr. Leong was the Assistant Accounts Manager at Industrial Concrete Products from April 1994 to December 1999. Mr. Leong earned his Bachelor of Arts in Accounting at Ulster University in Northern Ireland in 1989 and qualified as a Chartered Certified Accountant with the Association of Chartered Certified Accountants in 1994.

     The Company does not pay fees to members of the board of directors and presently has no plans to pay directors' fees. Presently, Mr. Muda is the only Outside Director of the Company.


                             EXECUTIVE COMPENSATION

     The following table sets forth certain information concerning the compensation earned by the Company's Chief Executive Officer and other executive officers who were serving as executive officers at the end of the last completed fiscal year and whose salary and bonus aggregated were in excess of $100,000. No other compensation not covered in the following table was paid or distributed by the Company to such persons during the period covered. Employee Directors receive no additional compensation for service on the Board of Directors of the Company. Outside Directors received no compensation from the Company as such during this period, except as indicated below.

     In December 2000, the Company granted stock options to directors and officers of the Company. Mr. Lim, the current President and Director, was granted an option for 500,000 common shares at $0.085 exercisable until December 5, 2005. Mr. Muda, the current Chairman and Director, was granted an option for 100,000 common shares at $0.085 exercisable until December 5, 2005. Miss Looi, the current Secretary and Director, was granted an option for 120,000 common shares at $0.085 exercisable until December 5, 2005. Mr. Leong, the current Chief Financial Officer and Treasurer, was granted an option for 78,000 common shares at $0.085 exercisable until December 5, 2005. The closing price of the common stock on December 6, 2000 was $0.075. Mr. Lim, Mr. Muda and Ms. Looi exercised their options on March 12, 2002 to purchase a total of 720,000 shares of restricted common stock at $0.085 per share for total cash consideration of $61,200. Mr. Leong exercised his option on March 30, 2002 to purchase a total of 45,000 shares of restricted common stock at $0.085 per share for $3,825.

     The Company has no other retirement, pension, profit sharing, stock option, insurance or other similar programs. There were no long-term compensation plans, awards, options or any other compensation offered by the Company.


                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL POSITION
---------------------------                     ANNUAL COMPENSATION
                                           -----------------------------------
                                            YEAR         SALARY        BONUS
                                           ------       --------      -------
Patrick Soon-Hock Lim                       2001            -
President, Chief Executive                  2000            -
Officer and Director                        1999       $7,895 (1)

(1) Amounts received in 1999 represent director's fee from AEI for the year ended December 31, 1999.

EMPLOYMENT AGREEMENTS

     The Company has no employment agreements with its Chief Executive Officer and other executive officers. However, its wholly-owned subsidiary, AEI, and Chee Hong Leong entered into a letter agreement, dated December 8, 1999, with respect to Mr. Leong's appointment as Corporate Finance Manager of AEI. Under the letter agreement, Mr. Leong will receive a basic salary of $18,947 per year and be entitled to unspecified stock option grants to be awarded by Digital Broadband Networks, Inc. in the future. Either party may terminate the letter agreement by giving the other party one month's prior written notice.

     AEI and Ms.  Valerie  Hoi-Fah Looi entered  into a letter  agreement  dated
January 1, 1999 with respect to Ms. Looi's redesignation as Senior Vice President of Corporate Affairs at AEI. Under the letter agreement, Ms. Looi will receive a basic salary of $13,578 per year subject to review by the Company from time to time.

                          COMPLIANCE WITH SECTION 16(A)
                       OF THE SECURITIES AND EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "34 Act"), requires the Company's officers and directors and persons who own beneficially more than ten percent of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Based solely on a review of copies of the Section 16(a) reports furnished to the Company and written representations by certain reporting persons, the Company believes that all of the Company's officers and directors, and all persons owning more than ten percent of the Company's Common Stock have filed the subject reports, if required, on a timely basis during and with respect to the fiscal year ended December 31, 2001.

                                  OTHER MATTERS

     Management of the Company knows of no other matter that may come before the Special Meeting. However, if any additional matters are properly presented at the Special Meeting, it is intended that the persons named in the enclosed proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


     IN ORDER THAT YOUR SHARES MAY BE REPRESENTED IF YOU DO NOT PLAN TO ATTEND THE SPECIAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

                              AVAILABLE INFORMATION

     The Company is subject to the disclosure and informational requirements of the Securities Exchange Act of 1934, as amended and, in accordance therewith, files reports, proxy statements and other information with the SEC. The reports, proxy statements and other information filed by the Company with the SEC may be inspected and copied at the SEC's public reference room located at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the public reference facilities in the SEC's regional offices located at 7 World Trade Center, 13th Floor, New York, New York 10048, and Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material may be obtained at prescribed rates by writing to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. Certain of such reports, proxy statements and other information are also available from the SEC over the Internet at http://www.sec.gov. The shares of Common Stock are traded over the counter on the OTC Bulletin Board. Reports, proxy statements and other information concerning the Company may also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

     The Company will at its own expense provide copies of its Annual Report on Form 10-KSB to shareholders of the Company upon request.

By Order of the Board of Directors

/ s/ Valerie Hoi-Fah Looi
---------------------------

Valerie Hoi-Fah Looi, Secretary
Selangor, Malaysia
April 15, 2002

                        DIGITAL BROADBAND NETWORKS, INC.

    THIS PROXY IS SOLICITED ON BEHALF OF DIGITAL BROADBAND NETWORKS, INC. IN
       CONNECTION WITH ITS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
                                 JUNE 5, 2002.

     The undersigned shareholder of Digital Broadband Networks, Inc., a Colorado corporation (the "Company"), revoking all previous proxies, hereby constitutes and appoints Patrick Soon-Hock Lim and Valerie Hoi-Fah Looi, and each of them, as proxies with full power of substitution to vote on behalf of the undersigned all shares of Common Stock of the Company which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on June 5, 2002, at 9:30 a.m. at the offices of Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey and at any adjournment and postponements thereof, upon all matters presented before such special meeting, and does hereby ratify and confirm all that said proxies or their substitutes may lawfully do by virtue hereof. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and hereby instructs said proxies to vote or refrain from voting such shares of Common Stock of the Company as marked on the reverse side upon the matters listed on the reverse side. In their discretion, such proxies are authorized to vote such shares upon such other business as may properly come before the annual meeting.

1. MERGER AGREEMENT. To adopt and approve a Plan and Agreement of Merger (the "Merger Agreement") dated April 4, 2002 between the Company and Digital Broadband Networks, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("DBNI Delaware"), pursuant to which (a) the Company will change the state of incorporation (the "Reincorporation") from Colorado to Delaware by merging with and into DBNI Delaware, (b) in connection with the Reincorporation, the shareholders of the Company will receive one share of common stock of DBNI Delaware for every one share of the Company's common stock held.

                         / / FOR / / AGAINST / / ABSTAIN

2. OTHER BUSINESS. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

                     / / PROXY GRANTED / / PROXY NOT GRANTED

/    /        MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW
/    /        MARK HERE IF YOU PLAN TO ATTEND THE MEETING

     THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN FAVOR FOR THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT, AND IN ACCORDANCE WITH RECOMMENDATIONS OF THE COMPANY'S BOARD OF DIRECTORS.

Dated _______________________, 2002          Please mark, date and sign exactly
                                             as your name appears hereon and
___________________________________          return in the enclosed envelope. If
Signature(s) of Shareholder(s)               acting as executor, administrator,
                                             trustee, guardian, etc., you should
___________________________________          so indicate when signing. If the
Signature(s) of Shareholder(s)               signer is a corporation, please
                                             sign the full corporate name, by
                                             duly authorized officer. If shares
                                             are held jointly, each stockholder
                                             named should sign.

                                     ANNEX A

                               DISSENTERS' RIGHTS

                            COLORADO REVISED STATUTES

                                     TITLE 7
                          CORPORATIONS AND ASSOCIATIONS
                        COLORADO BUSINESS CORPORATION ACT
                         ARTICLE 113. DISSENTERS' RIGHTS

PART 1. RIGHT TO DISSENT AND OBTAIN PAYMENT FOR SHARES

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7)  "Shareholder"   means   either  a  record   shareholder   or  a  beneficial
     shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

     (a) Consummation of a plan of merger to which the corporation is a party if:

          (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

          (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

     (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

     (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and

     (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

     (a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

     (b)  The  record  date  fixed  under   section   7-107-104   to   determine
          shareholders entitled to sign writings consenting to the corporate action; or

     (c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

     (a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

     (b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

     (c)  Cash in lieu of fractional shares; or

     (d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2)    (Deleted by amendment, L. 96, P. 1321, sec. 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the Board.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

     (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

     (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202(2).


7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(1), a shareholder who wishes to assert dissenters' rights shall:

       (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

       (b)      Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201(2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3)    A shareholder who does not satisfy the requirements of subsection (1) or
       (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

     (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

     (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

     (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

     (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

     (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

     (f) State the requirement contemplated in section 7-113-103(3), if such requirement is imposed; and

     (g)  Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

     (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and

     (b)  Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

       (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

       (b) A statement of the corporation's estimate of the fair value of the shares;

       (c)    An explanation of how the interest was calculated;

       (d)    A statement of the dissenter's right to demand payment under section 7-113-209; and

       (e)    A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1)    The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

       (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

       (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

       (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

 (5)   Each dissenter made a party to the proceeding commenced under subsection
       (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

       (a) Against the corporation  and in favor of any  dissenters if the court
           finds the corporation  did  not   substantially   comply  with  the
           requirements of part 2 of this article; or

       (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

 (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                     ANNEX B

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of this 4th day of April, 2002, between Digital Broadband Networks, Inc., a Delaware corporation ("DBNI Delaware"), and Digital Broadband Networks, Inc., a Colorado corporation (the "Company" or "DBNI Colorado"). DBNI Delaware and the Company are sometimes hereinafter referred to individually as a "Constituent Corporation" and collectively as the "Constituent Corporations."

     WHEREAS, the Board of Directors of each of the Constituent Corporations has determined that it is advisable and in the best interests of each such corporation to merge (the "Merger") DBNI Colorado with and into DBNI Delaware upon the terms and subject to the conditions herein provided; and

     WHEREAS, the Board of Directors of each of the Constituent Corporations has, by resolution duly adopted, approved this Agreement and Plan of Merger and directed that it be executed by the undersigned officers and that it be submitted to a vote of their respective stockholders.

     NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions set forth herein, each of the Constituent Corporations hereby agrees as follows:

     FIRST: (a) The name of each Constituent Corporation in the Merger is as follows:

                  Digital Broadband Networks, Inc., a Colorado corporation

                  Digital Broadband Networks, Inc., a Delaware corporation

            (b) DBNI Delaware shall be the surviving corporation in the Merger (the "Surviving Corporation"), and following the Merger its name shall continue to be Digital Broadband Networks, Inc.

     SECOND: As to DBNI Colorado and DBNI Delaware, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

DBNI Colorado

Authorized Common Stock                   100,000,000 shares, par value $0.00001
Outstanding Common Stock                  98,800,899 shares, par value $0.00001
Authorized Preferred, Non-Voting Stock    1,000,000 shares, par value $0.10
Outstanding Preferred, Non-Voting Stock   0 shares

DBNI Delaware

Authorized Common Stock                   100,000,000 shares, par value $0.00001
Outstanding Common Stock                  98,800,899 par value $0.00001
Authorized Preferred, Non-Voting Stock    1,000,000 shares, par value $0.10
Outstanding Preferred, Non-Voting Stock   0 shares

     THIRD: The terms and conditions of the Merger, including the manner and basis of converting the shares of DBNI Colorado into DBNI Delaware are as follows:

     (a) At 5:00 p.m. on the date on which the certificate of merger is filed with the Secretary of State of the State of Delaware (the "Effective Time"), the separate existence of DBNI Colorado shall cease and DBNI Colorado shall be merged with and into DBNI Delaware, and DBNI Delaware shall be the Surviving Corporation.

     (b) At the Effective Time, (i) every one share of common stock, $0.00001 par value, of DBNI Colorado (the "DBNI Colorado Common Stock") that are issued and outstanding immediately before the Effective Time shall be canceled and extinguished and shall be converted into one (1) share of common stock, $0.00001 par value, of DBNI Delaware (the "Merger Consideration"); and (ii) each share of common stock, $0.00001 par value, of DBNI Colorado that is issued and outstanding immediately before the Effective Time shall be canceled and returned to the status of authorized but unissued shares. Each holder of a certificate representing any DBNI Colorado Common Stock shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration and any cash in lieu of fractional shares of DBNI Delaware Common Stock to be issued or paid in consideration therefor upon surrender of such certificate without interest.

     (c) At the Effective Time, if any options or rights granted to purchase shares of Common Stock of DBNI Colorado remain outstanding, then the Surviving Corporation will assume outstanding and unexercised portions of such options and such options shall be changed and converted into options to purchase, upon like terms and in like amounts, the common stock of the Surviving Corporation. No other changes in the terms and conditions of such options will occur.

     (d) No fractional shares of DBNI Delaware Common Stock shall be issued in the Merger. In lieu of any such fractional shares, each holder of DBNI Colorado Common Stock, who would otherwise have been entitled to a fraction of DBNI Delaware Common Stock pursuant to this Agreement, will be entitled to receive an amount of cash (rounded to the nearest whole cent), without interest, determined by multiplying such fractional shares by the average of the reported closing prices for the DBNI Colorado Common Stock on the OTC Bulletin Board for the ten trading days immediately preceding the Effective Time. The parties acknowledge that payment of the cash consideration in lieu of issuing fractional shares was not separately bargained for consideration but merely represents a mechanical rounding for purposes of simplifying the corporate and accounting complexities which would otherwise be caused by the issuance of fractional shares.

     (e) At the Effective Time, (i) the Certificate of Incorporation of DBNI Delaware as in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation, (ii) the Bylaws of DBNI Delaware as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, (iii) the directors and officers of DBNI Colorado holding such positions immediately prior to the Effective Time shall be the directors and officers, respectively, of the Surviving Corporation; and (iv) the name of the Surviving Corporation shall be Digital Broadband Networks, Inc.

     FOURTH: No amendments or changes will be made to the Certificate of Incorporation of the Surviving Corporation in the Merger subsequent to the execution of this Agreement. Such other and further changes to the Certificate of Incorporation as the shareholders may deem necessary and advisable may be made subsequent to the consummation of the merger in the manner permitted by applicable law, the Articles of Incorporation and the Bylaws of the Surviving Corporation.

     FIFTH: The consummation of the Merger, including the Reincorporation, as contemplated by this Agreement, are subject to the discretion of the Board of Directors of the Constituent Corporations and such approvals of the shareholders of the Constituent Corporations as may be required by applicable law, their Articles of Incorporation or Bylaws. The Boards of the Constituent Corporations may by duly adopted resolution terminate this Agreement by providing 15 days written notice to the other party. This Merger is further conditioned upon the holders of not more than 5% of the outstanding DBNI Colorado Common Stock having exercised their dissenters' rights under the Colorado Business Corporation Act to receive the "fair value" of their shares of DBNI Colorado Common Stock; provided, however, that condition may be waived in the sole discretion of DBNI Colorado.


     SIXTH: The foregoing Agreement and Plan of Merger was duly adopted by the Board of Directors of each Constituent Corporation on the dates set forth below:


NAME OF CORPORATION                                             DATE OF ADOPTION

DIGITAL BROADBAND NETWORKS, INC., a Colorado Corporation         April 4, 2002

DIGITAL BROADBAND NETWORKS, INC., a Delaware Corporation         April 4, 2002

     IN WITNESS WHEREOF, the Constituent Corporations have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.


                             DIGITAL BROADBAND NETWORKS, INC.
                             (a Colorado corporation)

                             By:  /s/ Patrick Soon-Hock Lim
                                  ------------------------------
                             Name: Patrick Soon-Hock Lim
                             Title:  President & CEO


                             DIGITAL BROADBAND NETWORKS, INC.
                             (a Delaware corporation)

                             By:  /s/ Valerie Hoi-Fah Looi
                                  -----------------------------------------
                             Name: Valerie Hoi-Fah Looi
                             Title:  Director & Secretary

                                     ANNEX C

                            ARTICLES OF INCORPORATION
                                       OF
                            KNIGHT NATURAL GAS, INC.


     KNOW ALL MEN BY THESE PRESENTS:

     That the undersigned Incorporator, being a natural person of the age of eighteen (18) years or more, and desiring to form a corporation under the laws of the State of Colorado, does hereby sign, verify and deliver in duplicate to the Secretary of State of the State of Colorado these Articles of Incorporation.

                                    ARTICLE I
                                      NAME

     The name of the Corporation shall be KNIGHT NATURAL GAS, INC.

                                   ARTICLE II
                               PERIOD OF DURATION

     The existence of this Corporation shall begin upon the issuance of a certificate of incorporation. The Corporation shall exist perpetually unless dissolved according to law.

                                  ARTICLE III
                                    PURPOSE

     The nature of the business of this Corporation, the purposes for which it is organized and its powers are as follows:

1. To primarily engage in the businesses of acquiring and holding for production oil and gas operating mineral interests.

2. To further engage in the transaction of all lawful business or pursue any other lawful purpose or purposes for which a corporation may be organized under the laws of the State of Colorado.

3. To have, enjoy and exercise all of the rights, powers and privileges conferred upon corporations organized under the laws of the State of Colorado, whether now or hereafter in effect, and whether or not herein specifically mentioned.

                                   ARTICLE IV
                                     CAPITAL

     The aggregate number of shares which this Corporation shall have the authority to issue is 460,000 shares, which shall consist of one class only, designated "common stock". Each of such shares shall be issued with a par value of $.001. No share shall be issued until it has been paid for, and it shall thereafter be non-assessable.

                                    ARTICLE V
                                PREEMPTIVE RIGHTS

     Shareholders of the Corporation shall be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares, or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

                                   ARTICLE VI
                              NO CUMULATIVE VOTING

     Each shareholder of record shall be entitled to one vote for each share of stock in his name on the books of the corporation and entitled to vote. Shareholders shall not be entitled to cumulative voting in the election of directors.

                                   ARTICLE VII
                           SHARE TRANSFER RESTRICTIONS

     The corporation and its shareholders, by appropriate action, shall have the right to impose restrictions on the sale, transfer or other disposition of shares of its stock, including treasury stock, and the corporation may become a party to any agreement for the purpose of restricting the transfer or other disposition of any of the shares of the corporation's capital stock, or for the purpose of contracting for the repurchase or resale of any of its capital stock. The Board of Directors is hereby authorized on behalf of the Corporation to exercise the Corporation's right to so impose such restrictions.

                                  ARTICLE VIII
                               BOARD OF DIRECTORS

1. The business and affairs of the Corporation shall be managed by a Board of Directors which shall be elected at the annual meeting of the shareholders, or at a special meeting called for that purpose.

2. The initial Board of Directors shall consist of three members who shall serve until the first annual meeting of shareholders and until their successors be elected and qualified. The name and address of the initial directors are as follows:


         Director                   Address
         ----------                 -----------

         Scott M. Thornock          1170 B Monroe Drive
                                    Boulder, CO 80303

         Michael D. Tanner          665 Manhattan Drive, #2
                                    Boulder, CO 80303

         Samuel P. Pagano           2178 Placid
                                    Boulder, CO 80301


                                   ARTICLE IX
                           REGISTERED OFFICE AND AGENT

     The initial registered office of the corporation shall be at 1170 B Monroe Drive, Boulder, Colorado, 80303, and the name of the initial registered agent at such address shall be Scott M. Thornock. Either the registered office or the registered agent may be changed in the manner provided by law.

                                    ARTICLE X
                      TRANSACTION WITH INTERESTED DIRECTORS

     No contract or other transaction between the Corporation and one or more of its directors or any other corporation, firm, association, or entity in which one or more of its directors are directors or officers or are financially interested shall be either void or voidable solely because of such relationship or interest or solely because such directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction or solely because their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for that purpose without counting the votes or consent of such interested directors; or
(b) the fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the Corporation. Common or interested directors may be counted in determining the presence of quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction.

                                   ARTICLE XI
                                 INDEMNIFICATION

1. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative ( other than an action by or in the right of the Corporation ), by reason of the fact that he is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the
     Corporation  as  a  director,   officer,  employee,  or  agent  of  another
     corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney's fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believe to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgement, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

2. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgement in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trusts, or other enterprise against expenses ( including attorney's fees ) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interest of the Corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

3. To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits in defense of any action, suit, or proceedings referred to in the paragraph 1 or 2 of this Article XI or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses ( including attorneys' fees ) actually and reasonably incurred by him in connection therewith.

4. Any indemnification under paragraph 1 or 2 of this Article XI ( unless ordered by a Court ) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in said paragraph 1 or 2. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who where not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

5. Expenses ( including attorneys' fees ) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding as authorized in paragraph 4 of this Article XI upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI.

6. The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under the articles of incorporation, any bylaw, agreement, vote of shareholders or disinterested directors, or otherwise, or of any procedure provided for by any of the foregoing, both as to action in his official capacity and to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another Corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article XI.

                                   ARTICLE XII
                                 OWNER OF SHARES

The corporation shall be entitled to treat the registered holder of any shares of the corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, including but without limiting the generality hereof, a purchaser, assignee or transferee of such shares or rights deriving from such shares, unless and until such purchaser assignee, transferee or other person becomes the registered holder of such shares, whether or not the corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. The purchaser, assignee, or transferee of any of the shares of the corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, transferee or other person. The purchaser, assignee, or transferee of any of the shares of the corporation shall not be entitled: to receive notice of the meetings of the shareholders; to vote at such meetings; to examine a list of the shareholders; to be paid dividends or other sums payable to shareholders; or to own, enjoy and exercise any other property or rights deriving from such shares against the corporation, until such purchaser, assignee, or transferee has become the registered holder of such shares.


                                  ARTICLE XIII
                                  INCORPORATOR

The name and address of the incorporator is:

Scott M. Thornock          1170 B Monroe Drive
                           Boulder, Colorado 80303

Executed this 18th day of September, 1985.


                                            /s/ Scott Thornock
                                            ----------------------------


STATE OF COLORADO          )
                           )        ss
COUNTY OF BOULDER          )

     I, Carole King, a notary public, hereby certify that on the 18th day of September, 1985, personally appeared before me SCOTT M. THORNOCK, who being by me first duly sworn, declared that he is the person who signed the foregoing document as incorporator, and that the statements contained therein are true.

In witness whereof, I have hereunto set my hand and seal this 18th day of September, A.D. 1985.

My commission expires September 25, 1986.

                                    /s/ Carole King
                                    --------------------------
                                    Notary Public

                                    1790 30th St., #217
                                    Boulder, CO 80301
                                    --------------------------
                                    Address

                              ARTICLES OF AMENDMENT
                        TO THE ARTICLES OF INCORPORATION
                                       OF
                            KNIGHT NATURAL GAS, INC.


     Pursuant to the provisions of the Colorado Revised Statutes, as amended, the undersigned Corporation hereby adopts the following articles of Amendment to its Articles of Incorporation on December 7, 1989:

     FIRST: The name of the Corporation is KNIGHT NATURAL GAS, INC.

     SECOND: The following amendments were adopted by the Shareholders of the Corporation on December 7, 1989, in the manner prescribed by the Colorado Revised Statutes, as amended.

     THIRD: The date of the adoption of the amendments by the Shareholders is December 7, 1989.

     FOURTH: The number of shares outstanding at the time of such adoption was 455,000, and the number of shares entitled to vote thereon was 455,000. No shares of any class were entitled to vote thereon as a class.

     FIFTH: The number of shares which voted for such amendment was ___________________, the number of shares which voted against such amendment was
_____________,  and the  number  of  shares  which  abstained  from  voting  was
______________. No shares of any class were entitled to vote thereon as a class. In connection with said meeting, the following amendments were adopted:

          RESOLVED: that the shareholders hereby authorize and approve amended sections of the Company's Articles of Incorporation to read as follows:

                                   ARTICLE IV
                                     CAPITAL

     The number of shares which the Corporation shall have the authority to issue is as follows: One Hundred Million ( 100,000,000 ) common stock shares at $0.00001 par value, with One Million (1,000,000) preferred stock shares at $.10 par value, which preferred stock shares shall have such preferences as the Board of Directors may determine from time to time.

                                    ARTICLE V
                                PREEMPTIVE RIGHTS

     No preemptive rights whatsoever are authorized in connection with the securities of the Corporation.


                                   ARTICLE VII
                              VOTE OF SHAREHOLDERS

     Unless otherwise specifically required by the Colorado Corporation Code, these Articles may be amended by a majority vote of the issued and outstanding common shares of the Corporation.

                                  ARTICLE XI(A)
                                 INDEMNIFICATION

     The Corporation shall indemnify and hold harmless all officers, directors, employees, and agents to the fullest extent now or hereafter permitted under Colorado law.

     SIXTH: The manner, if not set forth in such amendment, in which an exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be affected is as follows: NONE.

     Dated this 7th day of December, 1989.



                                           KNIGHT NATURAL GAS, INC.



                                           By:  /s/ Gerald Loffredo
                                                -------------------
                                                Gerald Loffredo



                                           By:   /s/ Gilberta P. Gara
                                                -------------------
                                                Gilberta P. Gara

STATE OF COLORADO
COUNTY OF ARAPAHOE

     Before me, a Notary Public, in and for said County and State, personally appeared Gilberta P. Gara, the President of Knight Natural Gas, Inc. and Gerald Loffredo, the acting Secretary of said Corporation, who each acknowledged their said capacities with the said Corporation and that each signed the foregoing Articles of Amendment as his free and voluntary act and deed for the use and purpose therein set forth, and that the facts contained therein are true and correct.


     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 9th day of December, 1989.




                                         By:  /s/ Veronica Brownell
                                                  ----------------------
                                                  Notary Public

      My Commission Expires:                      March 19, 1992



      My Address Is:                              9888 E. Vassar Dr.
                                                  Denver, CO 80237

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION


Pursuant to the provision of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is KNIGHT NATURAL GAS, INC.

SECOND: The following amendment to the Articles of Incorporation was adopted on November 12, 1996 as prescribed by the Colorado Business Corporation Act, by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

ARTICLE I. The name of the Corporation is KALAN GOLD CORPORATION.

THIRD: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: None.

This amendment is effective immediately.



                                            KNIGHT NATURAL GAS, INC



                                            By /s/ James Baum
                                               --------------------
                                                Its President
                                                Title

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION


Pursuant to the provision of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is KALAN GOLD CORPORATION.

SECOND: The following amendment to the Articles of Incorporation was adopted on August 17, 2001 as prescribed by the Colorado Business Corporation Act, in the manner marked with an X below.

_____ No shares have been issued or Directors Elected - Action by Incorporators.
_____ No shares have been issued but Directors Elected - Action by Directors
_____ Such amendment was adopted by the board of directors where shares have been issued and shareholder action was not required.
__X__ Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.

THIRD: If changing corporate name, the new name of the corporation is Digital Broadband Networks, Inc.

FOURTH: The manner , if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:

If these amendments arte to have a delayed effective date, please list that date: ______________ (Not to exceed ninety (90) days from the date of filing).



                                               KALAN GOLD CORPORATION




                                               By:  /s/ Patrick Lim
                                                    ---------------------
                                                      President
                                                      Title

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                                     ANNEX D

                                     BYLAWS
                                       OF
                            KNIGHT NATURAL GAS, INC.

                             as of November 1, 1994


                                    ARTICLE I
                                     Offices

The principal office of the Corporation shall be located at 5650 Greenwood Plaza Blvd., Suite 216, Englewood, Colorado 80111. The Corporation may have other offices at such places within or without the State of Colorado as the Board of Directors may from time to time establish.


                                   ARTICLE II
                           Registered Office and Agent

     The registered office of the Corporation in Colorado shall be located at North Star Route Colard Lane, Lyons, Colorado 80540 and the registered agent shall be Gerald Loffredo. The Board of Directors may, by appropriate resolution from time to time, change the registered office and/or agent.

                                   ARTICLE III
                            Meetings of Stockholders

     Section 1. Annual Meetings. The annual meeting of the Stockholders for the election of Directors and for the transaction of such other business as may properly come before such meeting shall be held at such time and date as the Board of Directors shall designate from time to time by resolution duly adopted.

     Section 2. Special Meetings. A special meeting of the Stockholders may be called at any Time by the President or the Board of Directors, and shall be called by the President upon the written request of Stockholders of record holding in the aggregate twenty per cent (20%) or more of the purpose or purposes of the meeting and to be delivered to the President.

     Section 3. Place of Meetings. All meetings of the Stockholders shall be held at the principal office of the Corporation or at such other place, within or without the State of Colorado, as shall be determined from time to time by the Board of Directors or the Stockholders of the Corporation

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     Section  4.  Change  in Time or Place  of  Meetings.  The  time  and  place specified in this Article 111 for annual meetings shall not be changed within thirty (30) days next before the day on which such meeting is to be held. A notice of any such change shall be given to each Stockholder at least twenty
(20) days before the meeting, in person or by letter mailed to his last known post office address.

     Section 5. Notice of Meetings. Written notice, stating the place, day and hour of the meeting, and in the case of a special meeting, the purposes for which the meeting is called, shall be given by or under the direction of the President or Secretary at least ten (10) days but not more than fifty (50) days before the date fixed for such meeting; except that if the number of the authorized shares of the Corporation are to be increased, at least thirty (30) days' notice shall be given. Notice shall be given to each Stockholder entitled to vote at such meeting, of record at the closed of business on the day fixed by the Board of Directors as a record date for the determination of the Stockholders entitled to vote at such meeting, or if no such date has been fixed, of record at the close of business on the day next preceding the day on which notice is given. Notice shall be in writing and shall be delivered to each Stockholder in person or sent by United States Mail, postage prepaid, addressed as set forth on the books of the Corporation. A waiver of such notice, in writing, signed by the person or persons entitled to said notice, whether before or after the time sated therein, shall be deemed equivalent to such notice. Except as otherwise required by statute, notice of any adjourned meeting of the Stockholders shall not be required.

     Section 6. Quorum. Except as may otherwise be required by statute, the presence at any meeting, in person or by proxy, of the holders of record of a majority of the shares then issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business. In the absence of a quorum, a majority in interest of the Stockholders entitled to vote, present in person or by proxy, or, if no Stockholder entitled to vote is present in person or by proxy, any Officer entitled to preside or act as secretary of such meeting, may adjourn the meeting from time to time for a period not exceeding sixty (60) days in any one case. At any such adjourned meeting at which a quorum may be present, any business may be transacted which might have been transacted at the meeting as originally called. The Stockholders present at a duly organized meeting may continue to do business until adjournment, notwithstanding the withdrawal of enough Stockholders to leave less than a quorum.

     Section 7. Voting. Except as may otherwise be provided by statute or these Bylaws, including the provisions of Section 4 of Article VIII hereof, each Stockholder shall at every meeting of the Stockholders be entitled to one (1) vote, in person or by proxy, for each share of the voting capital stock held by such Stockholder. However, no proxy shall be voted on after eleven (11) months from its date, unless the proxy provides for a longer period. At all meetings of the Stockholders, except as my otherwise be required by statute, the Articles of Incorporation of this Corporation, or these Bylaws, if a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Stockholders.


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

     Persons holding stock in a fiduciary capacity shall be entitled to vote the shares to held, and persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation he shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee or his proxy may represent said stock and vote thereon.

Shares of the capital stock of the Corporation belonging to the Corporation shall not be voted directly or indirectly.

     Section 8. Consent of Stockholders in Lieu of Meeting. Whenever the vote of Stockholders at a meeting thereof is required or permitted to be taken in connection with any corporate action by any provision of statute, these Bylaws, or the Articles of Incorporation, the meeting and vote of Stockholders may be dispensed with if all the Stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken.

     Section 9. Telephonic Meeting. Any meeting held under this Article III may be held by telephone, in accordance with the provisions of the Colorado Business Corporation Act.

     Section 10. List of Stockholders Entitled to Vote. The Officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every annual meeting, a complete list of the Stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder during ordinary business hours, for a period of at least ten (10) days prior to election, either at a place within the city, town or village where the election is to be held, which place shall be specified in the notice of the meeting , or, if not so specified, at the place where said meeting is to be held. The list shall be produced and kept at the time and place of election during the whole time thereof and be subject to the inspection of any Stockholder who may be present.

                                   ARTICLE IV
                               Board of Directors

     Section 1. General Powers. The business and affairs of the Corporation shall be managed by the Board of Directors, except as otherwise provided by statute, the Articles of Incorporation of the Corporation, or these Bylaws.

     Section 2. Number and Qualifications. The Board of Directors shall consist of at least two (2) members, and not more than five (5) members, as shall be designated by the Board of Directors from time to time, and in the absence of such designation, the Board of Directors shall consist of two (2) members. This number may be changed from time to time by resolution of the Board of Directors. However, no such change shall have the effect of reducing the number of members below two (2). Directors need not be residents of the State of Colorado or Stockholders of the Corporation. Directors shall be natural persons of the age of eighteen (18) years or older.

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

     Section 3. Election and Term of Office. Members of the initial Board of Directors of the Corporation shall hold office until the first annual meeting of Stockholders. At the first annual meeting of Stockholders, and at each annual meeting thereafter, the Stockholders shall elect Directors to hold office until the next succeeding annual meeting. Each Director shall hold office until his successor is duly elected and qualified, unless sooner displaced. Election of Directors need not be by ballot.

     Section 4. Compensation. The Board of Directors may provide by resolution that the Corporation shall allow a fixed sum and reimbursement of expenses for attendance at meetings of the Board of Directors and for other services rendered on behalf of the Corporation. Any Director of the Corporation may also serve the Corporation in any other capacity, and receive compensation therefor in any form, as the same may be determined by the Board in accordance with these Bylaws.

     Section 5. Removals and Resignations. Except as may otherwise be provided by statute, the Stockholders may, at any special meeting called for the purpose, by a vote of the holders of the majority of the shares then entitled to vote at an election of Directors, remove any or all Directors from office, with or without cause.

     Section 6. Vacancies. Any vacancy occurring in the office of a Director, whether by reason of an increase in the number of directorships or otherwise, may be filled by a majority of the Directors then in office, though less than a quorum. A Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, unless sooner displaced.

     When one or more Directors resign from the Board, effective at a future date, a majority of the Directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Each Director so chosen shall hold office as herein provided in the filling of other vacancies.

     Section 7. Executive Committee. By resolution adopted by a majority of the Board of Directors, the Board may designate one or more committees, including an Executive Committee, each consisting of one (1) or more Directors. The Board of Directors may designate one (1) or more Directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of such committee. Any such committee, to the extent provided in the resolution and except as may otherwise be provided by statute, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers when may required the same. The designation of such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law. If there be more than two (2) members on such committee, a majority of any such committee may determine its action and may fix the time and place of its meetings, unless provided otherwise by the Board. If there be only two (2) members, unanimity of action shall be required. Committee action may be by way of a written consent signed by all committee members. The Board shall have the power at any time to fill vacancies on committees, to discharge or abolish any such committee, and to change the size of any such committee.

Except as otherwise prescribed by the Board of Directors, each committee may adopt such rules and regulations governing its proceedings, quorum, and manner of acting as it shall deem proper and desirable.

     Each such committee shall keep a written record of its acts and proceedings and shall submit such record to the Board of Directors. Failure to submit such record, or failure of the Board to approve any action indicated therein will not, however, invalidate such action to the extent it has been carried out by the Corporation prior to the time the record of such action was, or should have been, submitted to the Board of Directors as herein provided.

                                    ARTICLE V
                         Meetings of Board of Directors

     Section 1. Annual Meetings. The Board of Directors shall meet each year immediately after the annual meeting of the Stockholders for the purpose of organization, election of Officers, and consideration of any other business that may properly be brought before the meeting. No notice of any kind to either old or new members of the Board of Directors for such annual meeting shall be necessary.

     Section 2. Regular Meetings. The Board of Directors from time to time may provide by resolution for the holding of regular meetings and fix the time and place of such meetings. Regular meetings may be held within or without the State of Colorado. The Board need not give notice of regular meetings provided that the Board promptly sends notice of any change in the time of place of such meetings to each Director not present at the meeting at which such change was made.

     Section 3. Special Meetings. The Board may hold special meetings of the Board of Directors at any place, either within or without the State of Colorado, at any time when called by the President, or two or more Directors. Notice of the time and place thereof shall be given to and received by each Director at least three (3) days before the meetings. A waiver of such notice in writing signed by the person or persons entitled to said notice, either before or after the time stated therein, shall be deemed equivalent to such notice. Notice of any adjourned special meeting of the Board of Directors need not given.

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

     Section 4. Quorum. The presence, at any meeting, of a majority of the total number of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business. Except as otherwise required by statute, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, however, if only one (1) Director is present, unanimity of action shall be required. In the absence of a quorum, a majority of the Directors present at the time and place of any meeting may adjourn such meeting from time to time until a quorum is present.

     Section 5. Consent of Directors in Lieu of Meeting. Unless otherwise restricted by statute, the Board may take any action required or permitted to be taken at any meeting of the Board of Directors without a meeting, if a written consent thereto is signed by all members of the Board, and such written consent is filed with the minutes of proceedings of the Board.

     Section 6. Telephonic Meeting. Any meeting held under this Article V may be held by telephone, in accordance with the provisions of the Colorado Business Corporation Act.

     Section 7. Attendance Constitutes Waiver. Attendance of a Director at a meeting constitutes a waiver of any notice to which the Director may otherwise have been entitled, except where a Director attends a meeting for the express purpose of objecting the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE VI
                                    Officers

     Section 1. Number. The Corporation shall have a President, one or more Vice Presidents as the Board may from time to time elect, a Secretary and a Treasurer, and such other Officers and Agents as may be deemed necessary. One person may hold any two offices except the offices of President and Secretary.

     Section 2. Election, Term of Office and Qualifications. The Board shall choose the Officers specifically designated in Section 1 of this Article VI at the annual meeting of the Board of Directors and such Officers shall hold office until their successors are chosen and qualified, unless sooner displaced. Officers need not be Directors of the Corporation.

     Section 3. Subordinate Offices. The Board of Directors, from time to time, may appoint other Officers and Agents, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, and each of whom shall have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors from time to time may determine. The Board of Directors may delegate to any Officers the power to appoint any such subordinate Officers and Agents and to prescribe their respective authorities and duties.

     Section 4. Removals and Resignations. The Board of Directors may, by vote of a majority of their entire number, remove from office any Officer or Agent of the Corporation, appointed by the Board of Directors.

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

     Any Officer may resign at any time by giving written notice to the Board of Directors. The resignation shall take effect immediately upon the receipt of the notice, or any later period of time specified therein. The acceptance of such resignation shall not be necessary to make it effective, unless the resignation requires acceptance for it to be effective.

     Section 5. Vacancies. Whenever any vacancy shall occur in any office by death, resignation, removal, or otherwise, it shall be filled for the unexpired portion of the term in the manner prescribed by these Bylaws for the regular election or appointment to such office, at any meeting of Directors.

     Section 6. The President. The President shall be the chief executive officer of the Corporation and, subject to the direction and under the supervision of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation, and shall have control over its Officers, Agents and Employees. The President shall preside at all meetings of the Stockholders and of the Board of Directors at which he is present. The President shall do and perform such other duties and may exercise such other powers as these Bylaws or the Board of Directors from time to time to him.

     Section 7. The Vice President. At the request of the President or in the event of his absence or disability, the Vice President, or in case there shall be more than one Vice President, the Vice President designated by the President, or in the absence of such designation, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Any Vice President shall perform such other duties and may exercise such other powers as from time to time these Bylaws or by the Board of Directors or the President be assign to him.

     Section 8. The Secretary. The Secretary shall :

a. record all the proceedings of the meetings of the Corporation and Directors in a book to be kept for that purpose;

b. have charge of the stock ledger (which may, however, be kept by any transfer agent or agents of the Corporation under the direction of the Secretary), an original or duplicate of which shall be kept at the principal office or place of business of the Corporation in the State of Colorado;

c.   see that all notices are duly and properly given;

d. be custodian of the records of the Corporation and the Board of Directors, and the seal of the Corporation, and see that the seal is affixed to all stock certificates prior to their issuance and to all documents for which the Corporation has authorized execution in its behalf under its seal;

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

e. see that all books, reports, statements, certificates, and other documents and records required by law to be kept or filed are properly kept or filed;

f. in general, perform all duties and have all powers incident to the office of Secretary, and perform such other duties and have such other powers as these Bylaws, the Board of Directors or the President from time to time may assign to him; and

g. prepare and make, at least ten (10) days before every election of Directors, a complete list of the Stockholders entitled to vote at said election, arranged in alphabetical order.

     Section 9. The Treasurer. The Treasurer shall :

a. have supervision over the funds, securities, receipts and disbursements of the Corporation;

b. cause all moneys and other valuable effects of the Corporation to be deposited in its name and to its credit, in such depositories as the Board of Directors or, pursuant to authority conferred by the Board of Directors, its designee shall select;

c. cause the funds of the Corporation to be disbursed by checks or drafts upon the authorized depositaries of the Corporation, when such disbursements shall have been duly authorized;

d.   cause proper vouchers for all moneys disbursed to be taken and preserved;

e. cause correct books of accounts of all its business and transactions to be kept at the principal office of the Corporation;

f. render an a account of the financial condition of the Corporation and of his transactions as Treasurer to the President or the Board of Directors, whenever requested;

g. be empowered to required from the Officers or Agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation; and

h. in general, perform all duties and have all powers incident to the office of Treasurer and perform such other duties and have such other powers as form time may be assigned to him by these Bylaws or by the Board of Directors or the President.

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

     Section 10. Salaries. The Board of Directors shall from time to time fix the salaries of the Officers of the Corporation. The Board of Directors may delegate to any person the power to fix the salaries or other compensation of any Officers or Agents appointed, in accordance with the provisions of Section 3 of this Article VI. No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation. Nothing contained in this Bylaws shall be construed so as to obligate the Corporation to pay any Officer a salary, which is within the sole discretion of the Board of Directors.

     Section 11. Surety Bond. The Board of Directors may in its discretion secure the fidelity of any or all of the Officers of the Corporation by bond or otherwise.

                                   ARTICLE VII
                            Execution of Instruments

     Section 1. Checks, Drafts, Etc. The President and the Secretary or Treasurer shall sign all checks, drafts, notes, bonds, bills of exchange and orders for the payment of money of the Corporation, and all assignments or endorsement of stock certificates, registered bonds or order securities, owned by the Corporation, unless otherwise directed by the Board of Directors, or unless otherwise required by law. The Board of Directors may, however, authorize any Officer to sign any of such instruments for and on behalf of the Corporation without necessity of countersignature, and may designate Officers or Employees of the Corporation other than those named above who may, in the name of the Corporation, sign such instruments.

     Section 2. Execution of Instruments Generally. Subject always to the specific direction of the Board of Directors, the President shall execute all deeds and instruments of indebtedness made by the Corporation and all other written contracts and agreements to which the Corporation shall be a party, in its name, attested by the Secretary. The Secretary, when necessary required, shall affix the corporate seal thereto.

     Section 3. Proxies. The President and the Secretary or an Assistant Secretary of the Corporation or by any other person or persons duly authorized by the Board of Directors may execute and deliver proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation from time to time on behalf of the Corporation.

                                  ARTICLE VIII
                                  Capital Stock

     Section 1. Certificates of Stock. Every holder of stock in the Corporation shall be entitled to have a certificate, signed in the name of the Corporation by the President and by the Secretary of the Corporation, certifying the number of shares owned by that person in the Corporation. Certificates of stock shall be in such form as shall, in conformity to law, be prescribed from time to time by the Board of Directors.

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     Section 2. Transfer of Stock. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require. Surrendered certificates shall be cancelled and shall be attached to their proper stubs in the stock certificate book.

     Section 3. Rights of Corporation with Respect to Registered Owners. Prior to the surrender to the Corporation of the certificates for shares of stock with a request to record the transfer of such shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notification, and otherwise to exercise all the rights and powers of an owner.

     Section 4. Closing Stock Transfer Book. The Board of Directors may close the Stock Transfer Book of the Corporation for a period not exceeding fifty (50) days preceding the date of any meeting of Stockholders, the date for payment of any dividend, the date for the allotment of rights, the date when any change, conversion or exchange of capital stock shall go into effect or for a period of not exceeding fifty (50) days in connection with obtaining the consent of Stockholders for any purpose. However, in lieu of closing the Stock Transfer Book, the Board of Directors may in advance fix a date, not exceeding fifty (50) days preceding the date of any meeting of Stockholders, the date for the payment of any dividend, the date for allotment of rights, the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent , as a record date for the determination of the Stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent. In such case such Stockholders of record on the date so fixed, and only such Stockholders shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

     Section 5. Lost, Destroyed and Stolen Certificates. The Corporation may issue a new certificate of shares of stock in the place of any certificate therefore issued and alleged to have been lost, destroyed or stolen. However, the Board of Directors may require the owner of such lost, destroyed or stolen certificate or his legal representative, to: (a) request a new certificate before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) furnish an affidavit as to such loss, theft or destruction;
(c) file with the Corporation a sufficient indemnity bond; or (d) satisfy such other reasonable requirements, including evidence of such loss, destruction, or theft as may be imposed by the Corporation.

                                   ARTICLE IX
                                    Dividends

     Section 1. Sources of Dividends. The Directors of the Corporation, subject to the Colorado Business Corporation Act, may declare and pay dividends upon the shares of the capital stock of the Corporation.

     Section 2. Reserves. Before the payment of any dividend, the Directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and the Directors may abolish any such reserve in the manner in which it was created.

     Section 3. Reliance on Corporate Records. A Director in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities, and net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid shall be fully protected.

     Section 4. Manner of Payment. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation.

                                    ARTICLE X
                              Seal and Fiscal Year

     Section 1. Seal. The corporate seal, subject to alteration by the Board of Directors, shall be in the form of a circle, shall bear the name of the Corporation, and shall indicate its formation under the laws of the State of Colorado and the year of incorporation. Such seal may be used by causing it or a facsimile thereof to be impressed, affixed, or otherwise reproduced.

     Section 2. Fiscal Year. The Board of Directors shall, in its sole discretion, designate a fiscal year for the Corporation.

                                   ARTICLE XI
                                   Amendments

     Except as may otherwise be provided herein, majority vote of the whole Board of Directors at any meeting of the Board shall be sufficient to amend or repeal these Bylaws.

                                   ARTICLE XII
                    Indemnification of Officers and Directors

     Section 1. Exculpation. No Director or Officer of the Corporation shall be liable for the acts, defaults, or omissions of any other Director or Officers, or for any loss sustained by the Corporation, unless the same has resulted from his own willful misconduct, willful neglect, or gross negligence.

     Section 2. Indemnification. Each Director and Officer of the Corporation and each person who shall serve at the Corporation's request as a director or officer of another corporation in which the Corporation owns shares of capital stock or of which it is a creditor shall be indemnified by the Corporation against all reasonable costs, expenses and liabilities (including reasonable attorneys' fees) actually and necessary incurred by or imposed upon him in connection with, or resulting from any claim, action, suit, proceeding, investigation, or inquiry of whatever nature in which he may be involved as a party or otherwise by reason of his being or having been a Director or Officer of the Corporation or such director or officer of such other corporation, whether or not he continues to be a Director or Officer of the Corporation or a director or officer of such other corporation, at the time of the incurring or imposition of such costs, expenses or liabilities, except in relation to matters as to which he shall be finally adjudged in such action, suit, proceeding, investigation, or inquiry to be liable for willful misconduct, willful neglect, or gross negligence toward or on behalf of the Corporation in the performance of his duties as such Director or Officer of the Corporation or as such director or officer of such other corporation. As to whether or not a Director or Officer was liable by reason of willful misconduct, willful neglect, or gross negligence toward or on behalf of the Corporation in the performance of his duties as such Director or Officer of the Corporation or as such director or officer of such other corporation, in the absence of such final adjudication of the existence of such liability, the Board of Directors and each Director and Officer may conclusively rely upon an opinion of independent legal counsel selected by or in the manner designated by the Board of Directors. The foregoing right to indemnification shall be in addition to and not in limitation of all other rights which such person may be entitled as a matter of law, and shall inure to the benefit of the representative of such person.

     Section 3. Liability Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not he is indemnified against such liability by this Article XII.

                                     ANNEX E

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                        DIGITAL BROADBAND NETWORKS, INC.

     Digital Broadband Networks, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

     DOES HEREBY CERTIFY:

     FIRST: That the present name of the Corporation is Digital Broadband Networks, Inc. which is the name the Corporation was originally incorporated under and the original certificate of incorporation was filed with the Secretary of State of Delaware on March 16, 2000.

     SECOND: That by unanimous action of the board of directors of the Corporation (the "Board of Directors") effective as of April 4, 2002, resolutions were duly adopting setting forth a proposed amendment and restatement of the certificate of incorporation of said Corporation (the "Restated Certificate of Incorporation") and recommending that such Restated Certificate of Incorporation be approved by the sole stockholder.

     THIRD: That thereafter, by written consent in lieu of a special meeting of the sole stockholder of the Corporation pursuant to Section 228(a) of the General Corporation Law of the State of Delaware (the "DGCL"), stockholders of the Corporation having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and adopted a resolution approving the Restated Certificate of Incorporation.

     FOURTH: That this Restated Certificate of Incorporation restates and amends the Certificate of Incorporation, and has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

     FIFTH: That the text of the Restated Certificate of Incorporation is hereby restated and amended to read in its entirety as follows:

                                    ARTICLE I
                                      NAME

     The name of the Corporation is Digital Broadband Networks, Inc. (the "Corporation").

                                   ARTICLE II
                                REGISTERED AGENT

     The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road Suite 400, Wilmington, Delaware 19808. The name of its initial registered agent at such address is Corporation Service Company. Either the registered office or the registered agent may be changed in the manner provided by law.

                                   ARTICLE III
                                     PURPOSE

     The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware (the "DGCL").

                                   ARTICLE IV
                                  CAPITAL STOCK

     (a) Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 101,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of common stock, par value $0.00001 per share (the "Common Stock") and (ii) 1,000,000 shares of preferred stock, par value $0.10 per share (the "Preferred Stock").

     (b)  Common   Stock.   The  powers,   preferences   and  rights,   and  the
qualifications, limitations and restrictions, of the Common Stock are as follows:

                  (1) Voting. Except as otherwise expressly required by law or provided in this Certificate of Incorporation, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of any outstanding shares of Common Stock shall vote together as a single class on all matters with respect to which stockholders are entitled to vote under applicable law, this Certificate of Incorporation or the Bylaws of the Corporation, or upon which a vote of stockholders is otherwise duly called for by the Corporation. At each annual or special meeting of stockholders, each holder of record of shares of Common Stock on the relevant record date shall be entitled to cast one vote in person or by proxy for each share of the Common Stock standing in such holder's name on the stock transfer records of the Corporation.

                  (2) No Cumulative Voting. The holders of shares of the Common Stock shall not have any cumulative voting rights.

                  (3) Dividends. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

                  (4) Liquidation; Dissolution etc. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them.
                  (5) Merger, etc. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Common Stock shall be entitled to receive the same per share consideration on a per share basis.

                  (6) No Preemptive or Subscription Rights. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

                  (7) Power to Sell and Purchase Shares. Subject to the requirements of applicable law, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

     (c) Preferred Stock. The Board of Directors is hereby expressly authorized to provide for the issuance of all or any shares of the Preferred Stock in one or more classes or series, and to fix for each such class or series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such class or series, including, without limitation, the authority to provide that any such class or series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions.

                                    ARTICLE V
                               BOARD OF DIRECTORS

     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  (a) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  (b) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. Election of directors need not be by written ballot unless the Bylaws so provide.

                  (c) The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The initial division of the Board of Directors into classes shall be made by the decision of the affirmative vote of a majority of the entire Board of Directors. The term of the initial Class I directors shall terminate on the date of the 2003 annual meeting; the term of the initial Class II directors shall terminate on the date of the 2004 annual meeting; and the term of the initial Class III directors shall terminate on the date of the 2005 annual meeting. At each succeeding annual meeting of stockholders beginning in 2002, successors to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director.

                  (d) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

                  (e) Subject to the terms of any one or more classes or series of Preferred Stock, any vacancy on the Board of Directors that is the result of a resolution adopted by the stockholders of the Corporation to increase the number of directors on the Board of Directors may be filled by the stockholders of the Corporation, and any other vacancy occurring on the Board of Directors may be filled by a majority of the Board of Directors then in office, even if less than a quorum, or by a sole remaining director. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor. Subject to the rights, if any, of the holders of shares of Preferred Stock then outstanding, any or all of the directors of the Corporation may be removed from office at any time, with or without cause and only by the affirmative vote of the holders of at least a majority of the voting power of the Corporation's then outstanding capital stock entitled to vote generally in the election of directors. Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article FIFTH unless expressly provided by such terms.

                  (f) In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

                                   ARTICLE VI
                               DIRECTOR LIABILITY

     No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                                   ARTICLE VII
                                 INDEMNIFICATION

     The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this Article SEVENTH shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

     The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article SEVENTH to directors and officers of the Corporation.

     The rights to indemnification and to the advance of expenses conferred in this Article SEVENTH shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the Bylaws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

     Any repeal or modification of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

                                  ARTICLE VIII
                              STOCKHOLDER MEETINGS

     Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation, notice of which shall be provided pursuant to the DGCL or as may be required by the Bylaws of the Corporation. The stockholders may consent in writing to the taking of any action that might have been effected at an annual or special meeting to the extent such consent is permitted by DGCL Section 228 and authorized by the Bylaws of the Corporation.

                                   ARTICLE IX
                                     BYLAWS

     Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the DGCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                                    ARTICLE X
                                   AMENDMENTS

     In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's Bylaws. The affirmative vote of at least a majority of the entire Board of Directors shall be required to adopt, amend, alter or repeal the Corporation's Bylaws. The Corporation's Bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote at an election of directors.

                                   ARTICLE XI
                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

     The Corporation shall have authority, to the fullest extent now or hereafter permitted by the DGCL, or by any other applicable law, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the board of directors or committee thereof which authorizes the contract or transaction.

                                   ARTICLE XII
                            COMPROMISE WITH CREDITORS

     Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any credit or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of
Section 291 of the DGCL or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of
Section 279 of the DGCL order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors of class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.


                                  ARTICLE XIII
                          CERTAIN BUSINESS TRANSACTIONS

     The  Corporation  expressly  elects to be  governed  by the  provisions  of
Section 203 of the DGCL.

     IN WITNESS WHEREOF, DIGITAL BROADBAND NETWORKS, INC. has caused this Restated Certificate of Incorporation to be signed by an authorized officer of the Corporation this 4th day of April, 2002.


                                   By:    /s/ Valerie Hoi-Fah Looi
                                          ----------------------------
                                   Name:  Valerie Hoi-Fah Looi
                                   Title:  Secretary

                                     ANNEX F

                                     BYLAWS

                                       OF

                        DIGITAL BROADBAND NETWORKS, INC.,
                             a Delaware Corporation
                        (Incorporated on March 16, 2000)

                               As of April 4, 2002

                                     BYLAWS

                                       OF

                        DIGITAL BROADBAND NETWORKS, INC.,
                             a Delaware Corporation

                               As of April 4, 2002



                                   ARTICLE I.
                          REGISTERED AGENT AND OFFICES

Section 1.1. Registered Agent and Office. The registered agent and office of the corporation shall be such person or entity and located at such place within the state of Delaware as the board of directors may from time to time determine.

Section 1.2. Other Offices. The corporation may also have offices at such other places, both within and without the state of Delaware, as the corporation's board of directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II.
                            MEETINGS OF STOCKHOLDERS

Section 2.1. Place and Time of Meetings. All meetings of the stockholders shall be held on such date and at such time and place, within or without the state of Delaware, as shall be determined from time to time, by the board of directors. The place at which a meeting of stockholders shall be held shall be stated in the notice and call of the meeting or a duly executed waiver of notice thereof. Special meetings of stockholders may be called by the chairman of the board, the president, the board of directors or the holders of at least ten percent of the shares of the corporation that would be entitled to vote at such a meeting.

Section 2.2. Business to be Transacted at Meetings. At a meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a special meeting, business must be specified in the notice of the meeting (or any supplement thereto). To be properly brought before an annual meeting, business must be (a) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the board of directors, (b) otherwise properly brought before the meeting by or at the direction of the board of directors or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must, in addition to any requirements imposed by federal securities law or other laws, have given timely notice thereof in writing to the secretary of the corporation. To be timely for an annual meeting, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the corporation, no later than (i) if the corporation mailed notice of the last annual meeting or publicly disclosed the date of such meeting and the annual meeting for the current year has not changed more than thirty days from such date (as if in the current year), forty-five days before the earlier of the date (as if in the current year) of such mailing or public disclosure or (ii) otherwise ninety days prior to the annual meeting. A stockholder's notice to the secretary with regard to an annual meeting shall set forth as to each order of business that the stockholder proposes to bring before the meeting (a) a brief description of such business desired to be brought before the meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation that are beneficially owned by the stockholder and (d) any material interest of the stockholder in such business. The chairman of the meeting may refuse to bring before a meeting any business not properly brought before the meeting in compliance with this section.

Section 2.3. Notice. Notice of the time and place of an annual meeting of stockholders and notice of the time, place and purpose or purposes of a special meeting of the stockholders shall be given by mailing written or printed notice of the same not less than ten, nor more than sixty, days prior to the meeting, with postage prepaid, to each stockholder of record of the corporation entitled to vote at such meeting, and addressed to the stockholder's last known post office address or to the address appearing on the corporate books of the corporation.

Section 2.4. List of Stockholders. The officer or agent having charge of the stock transfer books of the corporation shall make, at least ten days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting arranged in alphabetical order, specifying the address of and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The original stock transfer books shall be the only evidence as to who are the stockholders entitled to examine such list or transfer book or to vote at any such meeting of stockholders.

Section 2.5. Quorum. The holders of a majority of the votes entitled to be cast at any meeting of stockholders, counted as a single class if there be more than one class of stock entitled to vote at such meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders. Once a quorum is present at a meeting of the stockholders, the stockholders represented in person or by proxy at the meeting may conduct such business as may be properly brought before the meeting until it is adjourned, and the subsequent withdrawal from the meeting by any stockholder or the refusal of any stockholder represented in person or by proxy to vote shall not affect the presence of a quorum at the meeting. If a quorum is not present, the holders of the shares present in person or represented by proxy at the meeting, and entitled to vote thereat, shall have the power, by the affirmative vote of the holders of a majority of such shares, to adjourn the meeting to another time and/or place. Unless the adjournment is for more than thirty days or unless a new record date is set for the adjourned meeting, no notice of the adjourned meeting need be given to any stockholder provided that the time and place of the adjourned meeting were announced at the meeting at which the adjournment was taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting.

Section 2.6. Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him by proxy. A telegram, telex, cablegram or similar transmission by the stockholder, or a photographic, photostatic, facsimile or similar reproduction of a writing executed by the stockholder shall be treated as an execution in writing for purposes of this section. No proxy shall be valid after three years from the date of its execution unless otherwise provided in the proxy. Each proxy shall be revocable unless the proxy form conspicuously states that the proxy is irrevocable and the proxy is coupled with an interest.

Section 2.7. Order of Business. The order of business at each such stockholders meeting shall be as determined by the chairman of the meeting. One of the following persons, in the order in which they are listed (and in the absence of the first, the next, and so on), shall serve as chairman of the meeting: the chairman of the board, vice chairman of the board, president, vice presidents (in the order of their seniority if more than one) and secretary. The chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts and things as are necessary or desirable for the proper conduct of the meeting, including, without limitation, the establishment of procedures for the maintenance of order and safety, limitations on the time allotted to questions or comments on the affairs of the corporation, restrictions on entry to such meeting after the time prescribed for the commencement thereof, and the opening and closing of the voting polls.

Section 2.8. Appointment of Inspectors of Election. The board of directors shall appoint one or more inspectors of election ("inspectors") to act at such meeting or any adjournment or postponement thereof and make a written report thereof. The board of directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is so appointed or if no inspector or alternate is able to act, the chairman of the board shall appoint one or more inspectors to act at such meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may be directors, officers or employees of the corporation.

Section 2.9.  Informal Action.

(a) Any action to be taken at a meeting of the stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

(b) Every written consent of the stockholders shall bear the date of signature of each stockholder who signs the consent. No written consent shall be effective to take the action that is the subject of the consent unless, within sixty days after the date of the earliest dated consent delivered to the corporation as provided below, a consent or consents signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action that is the subject of the consent are delivered to the corporation by delivery to its registered office, its principal place of business, or an officer or agent of the corporation having custody of the books in which proceedings of meetings of the stockholders are recorded. Such delivery shall be made by hand or by certified or registered mail, return receipt requested, and in the case of delivery to the corporation's principal place of business, shall be addressed to the president of the corporation.

(c) A telegram, telex, cablegram or similar transmission by a stockholder, or a photographic, photostatic, facsimile or other similar reproduction of a writing signed by a stockholder, shall be regarded as signed by the stockholder for the purposes of this section.

(d) Prompt notice of the taking of any action by stockholders without a meeting by less than unanimous written consent shall be given to those stockholders who did not consent in writing to the action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

Section 2.10. Fixing A Record Date.

(a) In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board or directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record is fixed by the board of directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the board of directors may fix a new record date for the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. If no record date has been fixed by the board of directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is required by this chapter, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the board of directors and prior action by the board of directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action.

(c) In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Section 2.11. Minutes. The stockholders shall keep regular minutes of their proceedings, and such minutes shall be placed in the minute book of the corporation.

                                  ARTICLE III.
                                    DIRECTORS

Section 3.1. Number, Qualifications and Term of Office. The business and affairs of the corporation shall be managed by a board of directors. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding, the board of directors shall consist of one or more members. The classes and number of members of the board of directors shall be fixed from time to time (i) by the board of directors pursuant to a resolution adopted by a majority of the entire board of directors or (ii) by the stockholders pursuant to a resolution adopted by a majority of the holders of shares of the corporation entitled to vote for the election of directors; provided, however, that if the stockholders have acted to fix the number of directors, any action by the board of directors to fix another number shall only become effective on or after the first annual meeting of stockholders that follows such stockholder action. Each director shall be elected at the annual meeting of the stockholders, except as provided in Section 3.4, and each director elected shall hold office until the annual meeting of stockholders at which his or her term expires and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Section 3.2. Nomination of Director Candidates. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding, nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors. Any stockholder entitled to vote for the election of a director at a meeting may nominate persons for whom such stockholder may vote only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery or by United States mail, postage prepaid, to the secretary of the corporation not later than (a) with respect to an election to be held at an annual meeting of stockholders, (i) if the corporation mailed notice of the last annual meeting or publicly disclosed the date of such meeting and the annual meeting for the current year has not changed more than thirty days from such date (as if in the current year), forty-five days before the earlier of the date (as if in the current year) of such mailing or public disclosure or (ii) otherwise ninety days prior to the annual meeting and (b) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice shall set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons intended to be nominated; (b) a representation that the stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had such requirements been applicable and each nominee been nominated, or intended to be nominated, by the board of directors; and (e) the consent of each nominee to serve as a director of the corporation if so elected. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with this section.

Section 3.3. Removals. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding, each director may be removed from office at any time by the stockholders, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all of the shares of the corporation entitled to vote for the election of such director.

Section 3.4. Vacancies. Subject to the preferential voting rights of the holders of preferred stock or any other class of capital stock of the corporation or any series of any of the foregoing that is then outstanding and except as otherwise required by law, all vacancies in the board of directors, whether caused by resignation, death or otherwise, may be filled by a majority of the remaining directors though less than a quorum, or by a sole remaining director; provided, however, that any vacancy resulting from an increase in the number of directors that is the result of a resolution adopted by the stockholders of the corporation may be filled by the stockholders of the corporation in accordance with the laws of the state of Delaware, any other applicable provisions of the certificate of incorporation and these bylaws. Any director of any class elected to fill a vacancy resulting from an increase in the number of directors of such class shall hold office for a term that shall coincide with the remaining term of that class. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

Section 3.5. Annual Meeting. The annual meeting of the board of directors may be held without notice immediately after the annual meeting of stockholders at the location of the stockholders' meeting. If not held immediately after the annual meeting of the stockholders, the annual meeting of the board of directors shall be held as soon thereafter as may be convenient.

Section 3.6. Other Meetings and Notice. Regular meetings of the board of directors may be held without notice at such time and at such place as shall from time to time be determined by the board of directors. Special meetings of the board of directors may be called by or at the request of the chairman of the board or the president and shall be called by the chairman of the board on the written request of a majority of directors, in each case on at least twenty-four hours notice to each director.

Section 3.7. Quorum. A majority of the total number of directors shall be necessary at all meetings to constitute a quorum for the transaction of business. If a quorum shall not be present at any meeting of the board of directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted that might have been transacted at the meeting as originally notified and called.

Section 3.8. Committees. Standing or temporary committees consisting of one or more directors of the corporation may be appointed by the board of directors from time to time, and the board of directors may from time to time invest such committees with such powers as it may see fit, subject to limitations imposed by statute and such conditions as may be prescribed by the board of directors. An executive committee may be appointed by resolution passed by a majority of the entire board of directors and if appointed it shall have all the powers provided by statute, except as specially limited by the board of directors. All committees so appointed shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the corporation, and shall report the same to the board of directors at its next meeting. The board of directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The board shall have the power at any time to change the membership of, to increase or decrease the membership of, to fill all vacancies in and to discharge any committee of the board, or any member thereof, either with or without cause.

Section 3.9. Committee Rules. Each committee of the board of directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by the resolution of the board of directors designating such committee, but in all cases the presence of at least a majority of the members of such committee shall be necessary to constitute a quorum.

Section 3.10. Telephonic Meetings. Members of the board of directors or any committee designated by the board of directors may participate in any meeting of the board of directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other. Participation in such a meeting shall constitute presence in person at such meeting.

Section 3.11. Presumption of Assent. A director of the corporation who is present at a meeting of the board of directors or any committee thereof at which action on any corporate matter is taken shall be deemed to have assented to the action taken unless his or her dissent shall be entered in the minutes of the meeting or unless he or she shall file his or her written dissent to such action with the person acting as the secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the secretary of the corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

Section 3.12. Informal Action. Any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if all members of the board of directors or such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the board of directors or committee. Action taken pursuant to such written consent of the board of directors or of any committee thereof shall have the same force and effect as if taken by the board of directors or the committee, as the case may be, at a meeting thereof.

Section 3.13. Compensation. The board of directors shall have the authority to fix the compensation of directors.

Section 3.14. Minutes. The board of directors shall keep regular minutes of its proceedings, and such minutes shall be placed in the minute book of the corporation.

                                   ARTICLE IV.
                                    OFFICERS

Section 4.1. Number. The officers of the corporation shall be a chairman of the board, a vice chairman of the board, a president, one or more vice presidents, a secretary, a treasurer, and such other officers and assistant officers as the board of directors may, by resolution, appoint. Any two or more offices may be held by the same person. In its discretion, the board of directors may choose not to fill any office for any period as it may deem advisable, except the offices of president and secretary.

Section 4.2. Election and Term of Office. The officers of the corporation shall be elected annually by the board of directors at the annual meeting of the board of directors. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until the next annual meeting of the board of directors and until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.

Section 4.3. The Chairman of the Board. The chairman of the board shall preside at all meetings of the stockholders and directors. He or she shall be the chief executive officer of the corporation and shall have general and active management of the business of the corporation, shall see that all orders and resolutions of the board of directors are carried into effect and, in connection therewith, shall be authorized to delegate to the vice chairman of the board, president and other officers such of his or her powers and duties as chairman of the board at such time and in such manner as he or she may deem to be advisable. The chairman of the board shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors.

The chairman of the board may, from time to time, appoint an attorney-in-fact or attorneys-in-fact, or an agent or agents, of the corporation in the name and on behalf of the corporation to cast as a stockholder, in any other corporation, any of the securities that may be held by the corporation, at meetings of the holders of such securities of such corporation, or to consent in writing to any such action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or the giving of any consent, or may execute or cause to be executed on behalf of the corporation and under its corporate seal or otherwise such written proxies, consents, waivers, or other instruments as he or she may deem necessary or proper, or he or she may attend any meeting of the holders of such securities of any such other corporation and thereat vote or exercise any or all other powers of the corporation as the holder of such securities of such corporation.

Section 4.4. The Vice Chairman of the Board. The vice chairman of the board shall be the corporation's executive officer next in authority to the chairman of the board. The vice chairman of the board shall assist the chairman of the board in the management of the business of the corporation, and, in the absence or disability of the chairman of the board, shall preside at all meetings of the stockholders and the board of directors and exercise the other powers and perform the other duties of the chairman of the board or designate the executive officers of the corporation by whom such other powers shall be exercised and other duties performed. The vice chairman of the board shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors or by the chairman of the board. In addition to the foregoing, the vice chairman of the board shall have such other powers, duties and authority as may be set forth elsewhere in these bylaws.

Section 4.5. The President. The president shall be the corporation's executive officer next in authority to the vice chairman of the board and shall be its chief operating officer unless otherwise determined by the board of directors. The president shall assist the chairman of the board in the management of the business of the corporation, and, in the absence or disability of the chairman of the board and the vice chairman of the board, shall preside at all meetings of the stockholders and the board of directors and exercise the other powers and perform the other duties of the chairman of the board or designate the executive officers of the corporation by whom such other powers shall be exercised and other duties performed. The president shall be an ex officio member of all standing committees and he or she shall have such other powers and duties as may from time to time be assigned by the board of directors or by the chairman of the board. In addition to the foregoing, the president shall have such other powers, duties, and authority as may be set forth elsewhere in these bylaws. If the board of directors does not elect a chairman or vice chairman of the board, the president shall also have the duties and responsibilities, and exercise all functions, of the chairman and the vice chairman of the board as provided in these bylaws.

Section 4.6. Vice Presidents. Each vice president shall have such powers and discharge such duties as may be assigned from time to time by the chairman of the board. During the absence or disability of the president, one such vice president, when designated by the board of directors, shall exercise all the functions of the president.

Section 4.7. The Secretary and Assistant Secretary. The secretary or the chairman of the board shall issue notices for all meetings. The secretary shall keep minutes of all meetings, shall have charge of the seal and the corporate books and shall make such reports and perform such other duties as are incident to the office, and perform such other duties designated or properly required by the chairman of the board. The assistant secretary shall be vested with the same powers and duties as the secretary, and any act may be done or duty performed, by the assistant secretary with like effect as though done or performed by the secretary. The assistant secretary shall have such other powers and perform such other duties as may be assigned by the chairman of the board.

Section 4.8. The Treasurer and Assistant Treasurer. The treasurer shall have the custody of all moneys and securities of the corporation and shall keep regular books of account. He or she shall disburse the funds of the corporation in payment of just demands against the corporation, or as may be ordered by the chairman of the board or by the board of directors, taking proper vouchers for such disbursements, and shall render to the board of directors from time to time as may be required of him or her, an account of all transactions as treasurer and of the financial condition of the corporation. The treasurer shall perform all duties incident to the office, and perform such other duties designated or properly required by the chairman of the board. The assistant treasurer shall be vested with the same powers and duties as the treasurer, and any act may be done, or duty performed by the assistant treasurer with like effect as though done or performed by the treasurer. The assistant treasurer shall have such other powers and perform such other duties as may be assigned by the chairman of the board.

Section 4.9. Vacancies. Vacancies in any office arising from any cause may be filled by the directors for the unexpired portion of the term with a majority vote of the directors then in office. In the case of the absence or inability to act of any officer of the corporation and of any person herein authorized to act in his or her place, the board of directors may from time to time delegate the powers or duties of such officer to any other officer or any director or other person whom it may select.

Section 4.10. Other Officers, Assistant Officers and Agents. Officers, assistant officers, and agents, if any, other than those whose duties are provided for in these bylaws shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the board of directors.

                                   ARTICLE V.
         INDEMNIFICATION AND INSURANCE OF DIRECTORS, OFFICERS AND OTHERS

Section 5.1. Indemnification. The corporation shall, to the fullest extent permitted by the Delaware General Corporation Law or any successor or similar statute, indemnify any and all officers and directors of the corporation, from and against all expenses (including attorneys' fees), liabilities or other matters arising out of their status as such or their acts, omissions or services in rendered by such persons in such capacities or otherwise at the request of the corporation. Unless specifically addressed in a repeal or amendment of Delaware law with regard to a corporation's ability to indemnify its officers and directors, no such repeal or amendment shall adversely affect any indemnification rights of any person existing at the time of such repeal or amendment.

Section 5.2. Advancement of Expenses. Reasonable expenses (including attorneys' fees) incurred by a director or officer who was, is or is threatened to be made a named defendant or respondent in a proceeding by reason of his or her status as a director or officer of the corporation or services rendered by such persons in such capacities or otherwise at the request of the corporation or incurred by a director or officer for prosecuting a claim under Section 5.3 shall be paid by the corporation in advance of the final disposition of such proceeding upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification and a written undertaking by or on behalf of the director or officer to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation as authorized in this Article.

Section 5.3. Expenses of Contested Indemnification Claims. If a claimant makes a claim on the corporation under Section 5.1 or 5.2 and the corporation does not pay such claim in full within thirty days after it has received such written claim, the claimant may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall also be entitled to be paid the expenses of prosecuting such claim.

Section 5.4. Indemnification Not Exclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any other bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

Section 5.5. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

Section 5.6. Determination of Indemnification. Any indemnification under Sections 5.1 and 5.2 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he or she has met the applicable standards of conduct required by Sections 5.1 and 5.2. Such determination shall be made as provided by Section 145 of the Delaware General Corporation Law or any successor or similar statute.

Section 5.7. Employees, Agents and Others. The corporation may, to the fullest extent of the provisions of this Article with respect to directors and officers and to the extent authorized from time to time by the board of directors, grant rights of indemnification and advancement of expenses to any employee or agent of the corporation or any other person who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

Section 5.8. Contract Right. Each of the rights of indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall be a contract right and any repeal or amendment of the provisions of this Article shall not adversely affect any such right of any person existing at the time of such repeal or amendment with respect to any act or omission occurring prior to the time of such repeal or amendment, and further, shall not apply to any proceeding, irrespective of when the proceeding is initiated, arising from the service of such person prior to such repeal or amendment.


Section 5.9. Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under the provisions of this Article.

Section 5.10. Certain References Under Article V. For purposes of this Article, references to "the corporation," "other enterprise," "proceeding" and "serving at the request of the corporation" shall have the meanings given such terms in
Section 145 of the Delaware General Corporation Law or any successor or similar statute.

                                   ARTICLE VI.
                              CERTIFICATES OF STOCK

Section 6.1. Form. Certificates of stock shall be issued in numerical order, and each stockholder shall be entitled to a certificate signed by the chairman of the board, the president or any vice president and the secretary, any assistant secretary, the treasurer or any assistant treasurer, certifying to the number of shares owned by such stockholder. Where, however, such certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the corporation, and a registrar or by an agent acting in the dual capacity of transfer agent and registrar, the signatures of any of the above-named officers may be facsimile signatures. In the event that any officer who has signed, or whose facsimile signature has been used on, a certificate has ceased to be an officer before the certificate has been delivered, such certificate may nevertheless be adopted and issued and delivered by the corporation, as though the officer who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer of the corporation.

Section 6.2. Transfers. Transfers of stock shall be made only upon the transfer books of the corporation or respective transfer agents designated to transfer the several classes of stock, and before a new certificate is issued, the old certificate shall be surrendered for cancellation.

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Section 6.3. Lost or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the corporation shall, except as otherwise determined by the board of directors, the chairman of the board, the president, any vice president or other authorized officer, require the owner of the lost, stolen or destroyed certificate, or his or her legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 6.4. Registered Stockholders. The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of another person, whether or not the corporation shall have express or other notice thereof, except as otherwise provided by the laws of the state of Delaware.

                                  ARTICLE VII.
                          CERTAIN BUSINESS COMBINATIONS

     The provision of Section 203 of the Delaware General Corporation Law shall apply to the corporation. This Article VII shall be amended, altered or repealed only as provided in Section 203 of the Delaware General Corporation Law.

                                  ARTICLE VIII.
                               GENERAL PROVISIONS

Section 8.1. Dividends. Dividends upon the capital stock of the corporation, subject to any applicable provisions of the certificate of incorporation, may be declared by the board of directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the directors shall think in the best interest of the corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

Section 8.2. Moneys. The moneys of the corporation shall be deposited in the name of the corporation in such bank or banks or trust company or trust companies as the board of directors shall designate, and shall be drawn out only by check signed by the chairman of the board or the president and countersigned by the secretary, assistant secretary, treasurer or the assistant treasurer, or signed

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

and countersigned by such other persons as shall be designated by resolution of the board of directors, except that the chairman of the board may designate one or more officers to transfer by letter or wire funds from an account of the corporation in one bank to an account of the corporation or a subsidiary in another bank and the chairman of the board shall have the authority on bank accounts to designate that one signature of an officer or other person shall be sufficient.

                                   ARTICLE IX.
                                     NOTICES

Section 9.1. General. Whenever the provisions of any statute or these bylaws require notice to be given to any director, officer or stockholder, such notice may be given personally or in writing by facsimile, by telegraph or by depositing the same in the United States mail with postage prepaid addressed to each director, officer or stockholder at his or her address, as the same appears in the books of the corporation, and the time when the same shall be personally given, sent by facsimile or telegraph or mailed shall be deemed to be the time of the giving of such notice.

Section 9.2. Waivers. Whenever any notice whatever is required to be given under provisions of law or of the certificate of incorporation or of these bylaws, a waiver thereof in writing signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 9.3. Attendance as Waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except where a person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Section 9.4. Omission of Notice to Stockholders. Any notice required to be given to any stockholder under any statutory provision, the certificate of incorporation or these bylaws need not be given to the stockholder if:

(a) notice of two consecutive annual meetings and all notices of meetings held or actions by written consent taken during the period between those annual meetings, if any, or

(b) all, and at least two, payments (if sent by first class mail) of distributions or interest on securities during a twelve month period have been mailed to that person, addressed at his or her address as shown on the share transfer records of the corporation, and have been returned undeliverable. Any action or meeting taken or held without notice to such a person shall have the same force and effect as if the notice had been duly given. If such a person delivers to the corporation a written notice setting forth his or her then current address, the requirement that notice be given to that person shall be reinstated.

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                        ADOPTED BY THE BOARD OF DIRECTORS AS OF APRIL 4, 2002

                        /s/  Valerie Hoi-Fah Looi
                        ------------------------------

                        Valerie Hoi-Fah Looi, Secretary







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